UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack Murphy, Esq.
One New York Plaza	Dechert
New York, New York 10004	1775 I Street, NW
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semiannual Report to Stockholders is filed herewith.

Goldman Sachs Funds

SPECIALTY FUNDS	Semiannual Report June 30, 2007

A unique selection of fund choices for your investment diversification goals.

Goldman Sachs Specialty Funds

■	GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

■	GOLDMAN SACHS TOLLKEEPER FUND SM

■	GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

■	GOLDMAN SACHS REAL ESTATE SECURITIES FUND

■	GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

■	GOLDMAN SACHS COMMODITY STRATEGY FUND

The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Fund is also subject to the risks associated with writing (selling) call options. Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market. The Fund’s options strategies may not fully protect it against declines in the value of the market. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar Fund that is not tax-managed. This is because the Investment Adviser of the Fund may choose not to make certain investments that may result in taxable distributions. Of course, no assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.
The Fund may make investments in derivative instruments, including options, and financial futures. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SPECIALTY FUNDS
The Goldman Sachs Tollkeeper FundSM invests in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. The Tollkeeper FundSM is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in “Tollkeeper” companies, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market.
The Goldman Sachs Structured Tax-Managed Equity Fund invests in a broadly diversified portfolio of U.S. equity investments. The Fund is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after-tax return, and minimize capital gains and income distributions. No assurance can be offered that the Structured Tax-Managed Equity Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.
The Goldman Sachs Real Estate Securities Fund invests primarily in a diversified portfolio of equity investments in issuers related to the real estate industry, including Real Estate Investment Trusts (“REITs”). The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs and real estate companies are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. The Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in issuers related to the real estate industry, its net asset value may fluctuate substantially overtime and its performance may be substantially different from the returns of the broader stock market.
The Goldman Sachs International Real Estate Securities Fund invests primarily in issuers that are real estate operating companies organized outside the United States or whose securities are principally traded outside the United States. Investments in real estate industry companies may be affected by changes in the value of the underlying property owned by the issuer or by overbuilding, changes in zoning laws, environmental concerns and limits on rents. In addition, real estate industry companies that hold mortgages may be affected by the quality of any credit extended. Real estate companies are dependent upon management skill, may not be diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Real estate companies whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The Fund’s investments, especially in real estate industry companies that hold its mortgages, may be subject to interest rate risks.

GOLDMAN SACHS SPECIALTY FUNDS
The Fund is also subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile, and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
The Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in issuers related to the real estate industry, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market.
The Goldman Sachs Commodity Strategy Fund invests primarily in commodity-linked investments that provide exposure to the performance of the commodities markets, and other fixed-income and debt instruments. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund may also make investments in derivative instruments, including options, futures, swaps, structured securities and other derivative instruments. Derivative instruments may involve a high degree of financial risk. These risks include the risks that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that the transactions may not be liquid.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
What Differentiates the Goldman Sachs
U.S. Equity Dividend and Premium Fund?
The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. Its portfolio consists primarily of large-cap, dividend-paying stocks. By investing in these securities, and through the use of option call writing, the Fund looks to generate an attractive after-tax cash flow.

Goldman Sachs’ U.S. Equity Dividend and Premium Fund
Investment Process

A diversified portfolio:

■  Create a diversified large-cap equity portfolio that participates in all industries and sectors.
■  Emphasize higher dividend-paying stocks within each industry and sector.

Call options:

■  The Fund utilizes index call writing to enhance its cash flow.

■  We use proprietary quantitative techniques, including optimization tools, a risk model, and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index.

■  A fully invested, style-consistent portfolio.

■  Attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

■ The Fund seeks to enhance after-tax return by generating distributions primarily from qualified dividends and long-term capital gains, both of which are subject to current favorable long-term tax rates of 15%.[1]

[1]	A sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will revert back to a prior version of the provisions in the Internal Revenue Code for taxable years beginning after December 31, 2010.

PORTFOLIO RESULTS
U.S. Equity Dividend and Premium Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs U.S. Equity Dividend and Premium Fund during the six-month reporting period that ended June 30, 2007.
  Performance Review

Over the six-month period ended June 30, 2007, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 5.70%, 5.35% and 5.90%, respectively. These returns compare to the 6.96% and 0.98% cumulative total returns of the Fund’s benchmarks, the S&P 500 Index (with dividends reinvested) and the Lehman Brothers Aggregate Bond Index, respectively, over the same time period.

In keeping with our investment approach, we wrote (sold) monthly index call options on approximately 35% of the portfolio. The sale of call options obligates us to buy the S&P 500 Index at a specified price, also known as the “strike price.” Because the stock market rallied 6.28% in the second quarter of 2006, many of these options expired “in the money,” which meant that the underlying security’s value was above the strike price, requiring a cash payment to the option buyer. Such sales limited approximately 35% of the portfolio’s participation in the rally— although the sale of the options added to the Fund’s cash flow. During a period of strong market appreciation, the Fund is likely to underperform the overall stock market.

Call option writing tends to reduce volatility. Since inception, the realized daily volatility of the Fund has been about three- quarters of the realized volatility of the S&P 500 Index. In market environments with smaller returns, the Fund has the potential to outperform the benchmark. For example, it provided solid performance during the first quarter of 2007 when the stock market generated single-digit returns.

The Fund made quarterly distributions of income per share in March and June. On March 30, 2007 the Fund’s Class A, C and Institutional Shares distributed $0.11, $0.09 and $0.12, respectively. On June 29, 2007, the Fund’s Class A, C and Institutional Shares distributed $0.05, $0.03 and $0.06, respectively.
  Market Review

During the six-month period that ended June 30, 2007, the overall stock market, as measured by the S&P 500 Index, generated a return of 6.96%. Nine of the ten sectors in the Index were up for the year, led by the Energy Sector (+17.02%), Telecommunication Services (+16.18%) and Materials (16.58%) sectors. The Energy Sector was the largest positive contributor (weight multiplied by performance) to the Index return.

PORTFOLIO RESULTS

  Portfolio Positioning and Highlights

During this period, the Fund performed consistently with its investment objective. Its combined net option premium cash flow and dividend income added to total return. The Fund did not fully participate in the stock market’s advance because the Fund’s investment approach requires it to sell call options. When the market rose, the portfolio underperformed the underlying index— the S&P 500 Index, which is one of the Fund’s benchmarks— as call options were exercised and the Fund paid the purchaser of the option the amount by which the Index increased in value. Although the Fund retained the proceeds from the sales of the options, the payments did not always exceed the increase in the value of the index— a phenomenon common in sharply rising markets like the one we experienced during the reporting period. Nonetheless, we significantly outperformed the Lehman Brothers Aggregate Bond Index.

In keeping with our investment approach, we will continue to invest in dividend-paying large cap stocks within each industry and sector in the S&P 500 Index in an attempt to offer investors growth potential. For the same reason, we will continue seeking to generate cash flow from the sale of call options.

We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Quantitative Equity Investment Team
July 27, 2007

FUND BASICS
U.S. Equity Dividend and Premium Fund
as of June 30, 2007
PERFORMANCE REVIEW

January 1, 2007–	Fund Total Return		Lehman Brothers
June 30, 2007	(based on NAV)[1]	S&P 500 Index[2]	Aggregate Bond Index[3]

Class A	5.70%	6.96%	0.98%
Class C	5.35	6.96	0.98
Institutional	5.90	6.96	0.98

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P 500 Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The Lehman Brothers Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 6/30/07	One Year	Since Inception (8/31/05)

Class A	11.39%	8.81%
Class C	15.98	11.41
Institutional	18.40	12.67

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.24%	1.53%
Class C	1.99	2.28
Institutional	0.84	1.13

[5]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/07

		Since Inception
Class A Shares	One Year	(8/31/05)

Returns before taxes*	11.39%	8.81%

Estimated returns after taxes on distributions**	10.16	7.94

Estimated returns after taxes on distributions***	8.18	7.27
and sale of Fund shares

The estimated after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.
**	Estimated Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.
***	Estimated Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.
TOP 10 HOLDINGS AS OF 6/30/07[6]

Holding	% of Net Assets	Line of Business

General Electric Co.	3.2%	Capital Goods

Citigroup, Inc.	2.6	Diversified Financials

Exxon Mobil Corp.	2.3	Energy

Bank of America Corp.	2.2	Diversified Financials

Chevron Corp.	2.2	Energy

Pfizer, Inc.	2.1	Pharmaceuticals, Biotechnology & Life Sciences

Intel Corp.	2.0	Semiconductors & Semiconductor Equipment

AT&T, Inc.	1.8	Telecommunication Services

ConocoPhillips	1.8	Energy

Verizon Communications, Inc.	1.8	Telecommunication Services

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS TOLLKEEPER FUNDSM
What Differentiates the Goldman Sachs
Tollkeeper Investment Process?
The Goldman Sachs Tollkeeper Fund, managed by the Goldman Sachs Growth Team, seeks to provide investors with a unique solution to investing in companies that are well positioned to benefit from the proliferation of technology.
The Fund invests in a portfolio of high quality technology, media and service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage.
  The Goldman Sachs Growth Team’s Investment Process
Buy the business:
Invest as though we are actually buying the company, rather than trading its stock

Buy high quality growth businesses with the following attributes:

■ Strong brand name ■ Dominant market share ■ Recurring revenue stream ■ Enduring competitive advantage	■ Free cash flow generation ■ Long product life cycles ■ Strong company management
Buy at a discount to the business’ true value
Team Based:
Portfolio decisions are made by the entire team
Continuous Scrutiny:
Daily review of market, industry and company developments
Fundamental Analysis:
Portfolio holdings are determined by the risk/reward characteristics and the team’s conviction in the overall business
Growth stock portfolio that:

■	is a high quality portfolio that is strategically positioned for long-term growth potential

■	has low turnover — a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS
Tollkeeper Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Tollkeeper Fund during the six-month reporting period that ended June 30, 2007.
  Performance Review

During the six month reporting period that ended June 30, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 8.63%, 8.30%, 8.19%, 8.81% and 8.57%, respectively. These returns compare to the 7.78% cumulative total return of the Fund’s benchmark, the NASDAQ Composite Index, over the same time period.

The Fund generated solid results during the reporting period and outperformed its benchmark. This was due, in part, to strong stock selections.
  Market Review

The U.S. equity markets benefited from strong momentum during the reporting period. This occurred despite sell-offs in the subprime mortgage and Chinese markets, which affected the global equity markets. Strong corporate earnings announcements, higher oil prices, private equity activity and speculation were the main drivers of performance during the period. The Federal Reserve Board left short-term interest rates unchanged as it believes inflation is less likely to moderate as had been expected. During the reporting period, computer hardware and energy-related companies led the market, while the biotechnology industry lagged.
  Portfolio Positioning

Videogame publisher, Activision, Inc. contributed to performance as the company’s shares rose in value because of a strong videogame sales report from the number one game retailer, GameStop. In addition, Activision increased its revenue outlook for 2007 on continued sales momentum from videogame titles such as Guitar Hero II and Call of Duty. We believe Activision is well-positioned for future growth as the company’s videogame pipeline remains robust with plans to simultaneously release videogames with three of this summer’s most anticipated movies — Spiderman 3, Shrek 3, and Transformers.

American Tower Corp. contributed to performance as its shares traded up on positive financial results. The tower company reported positive profits for its first fiscal quarter as strong demand from wireless service providers helped boost its revenues. We believe the underlying health of the wireless tower industry remains positive as growth is being driven by demand for tower space, new technology services offerings and an emphasis on enhancing network quality. In our view, the company has a dominant position in an attractive industry as it delivers the highest operating margins in the wireless tower sector.

PORTFOLIO RESULTS

Shares of Electronic Arts, Inc. were weak as the company has been impacted by the transition to a new generation of gaming hardware, which has taken longer than expected. The industry environment has been challenging as gaming software vendors have been releasing games for new consoles, yet sales for these consoles have not yet taken off. We believe that, as the user base of new gaming hardware grows, Electronic Arts should benefit as the company has invested heavily in games for the new hardware. Consequently, its game sales should increase and its developing costs should decline. We believe the company’s product pipeline is robust with plans to release 10 to 13 new titles for the popular Nintendo Wii platform this year. In addition, the company should gain market share with the help of important brands such as Grand Theft Auto IV and Halo 3.

Shares of CNET Networks, Inc. fell after the company reported a first-quarter loss, a soft revenue number and weak guidance. Despite the disappointing results, we believe CNET is well positioned to benefit from the growing opportunity in Internet advertising as it continues to expand its audience and customer base, grow its core brands and add new ones.
  Portfolio Highlights

■	Research In Motion Ltd. — Research In Motion was a top contributor to performance during the period. At the end of June, the company reported earnings that exceeded subscriber guidance and raised guidance for its current quarter. Research In Motion continues to benefit from strength in its consumer, enterprise and international business units. We believe the BlackBerry maker’s growth prospects are favorable as businesses advance the use of mobile e-mail and introduce it more deeply within the organizations. In addition, the consumer-focused BlackBerry products are broadening the brand’s appeal into a larger market. We have high conviction in the company’s product pipeline for this year and believe BlackBerry’s strong brand name and superior technology provides a competitive advantage over substitute products.

■	Linear Technology Corp. — Linear Technology’s announcement of a substantial stock repurchase program drove shares of the company up during the quarter. The repurchase will account for roughly 31% of Linear’s market value and will be funded by the proceeds from a $1.7 billion convertible note offering. We believe the company is well positioned for future growth as analog chip sales remain strong due to continued demand for devices such as cell phones, MP3 players, and high-definition televisions.

PORTFOLIO RESULTS

■	Baidu.com. — Baidu.com, a Chinese-language Internet search provider, contributed to performance after the company released strong first quarter financial results. Baidu.com has dominant share in China’s web search market and its earnings and revenue for the most recent quarter more than doubled from the same period last year. We believe the company’s growth prospects are favorable as it should be able to leverage its expertise in Chinese search to successfully enter new markets, such as Japan.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Management Team

July 16, 2007

FUND BASICS
Tollkeeper Fund
as of June 30, 2007
PERFORMANCE REVIEW

January 1, 2007–	Fund Total Return	NASDAQ
June 30, 2007	(based on NAV)[1]	Composite Index[2]

Class A	8.63%	7.78%

Class B	8.30	7.78

Class C	8.19	7.78

Institutional	8.81	7.78

Service	8.57	7.78

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Since Inception[3] (10/1/99)

Class A	17.46%	13.21%	-0.76%

Class B	18.47	13.42	-0.79

Class C	22.33	13.64	-0.81

Institutional	24.75	14.97	0.36

Service	24.17	14.44	-0.12

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns.
Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.50%	1.59%

Class B	2.25	2.34

Class C	2.25	2.34

Institutional	1.10	1.19

Service	1.60	1.69

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 6/30/07[5]

Holding	% of Net Assets	Line of Business

Google, Inc.	5.5%	Software & Services
Activision, Inc.	5.1	Software & Services
Electronic Arts, Inc.	5.0	Software & Services
Research In Motion Ltd.	4.4	Technology Hardware & Equipment
American Tower Corp.	4.3	Telecommunication Services
Microsoft Corp.	4.3	Software & Services
Iron Mountain, Inc.	4.1	Software & Services
Salesforce.com, Inc.	4.0	Software & Services
Cisco Systems, Inc.	3.9	Technology Hardware & Equipment
QUALCOMM, Inc.	3.8	Technology Hardware & Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
What Differentiates the Goldman Sachs
Structured Tax-Management Process?
In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs Structured Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.
Goldman Sachs’ Structured Tax-Management Investment Process
Goldman Sachs’ Structured investment process is a disciplined quantitative approach that has been consistently applied since 1989. With this Fund, the Structured investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■ Comprehensive ■ Rigorous ■ Objective	■ Extensive ■ Fundamental ■ Insightful
Advantage: Daily analysis of approximately 3,000 U.S. equity securities using a proprietary model

■ Benchmark driven ■ Sector and size neutral ■ Tax optimized
Tax optimization is an additional layer that is built into the existing Structured investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the Structured investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias

■ A fully invested, style-consistent portfolio ■ Broad access to the total U.S. equity market ■ A consistent goal of maximizing after-tax risk-adjusted returns

PORTFOLIO RESULTS
Structured Tax-Managed Equity Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Structured Tax-Managed Equity Fund during the six-month reporting period that ended June 30, 2007.
  Performance Review

Over the six-month period that ended June 30, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 6.23%, 5.75%, 5.86%, 6.38% and 6.07%, respectively. These returns compare to the 7.11% cumulative total return of the Fund’s benchmark, the Russell 3000 Index (with dividends reinvested), over the same time period.

During the entire reporting period, the market continued to experience what might be considered a “low-quality” rally. In other words, stocks with low-quality rankings according to Standard & Poor’s outperformed their higher-ranked counterparts. (We consider stocks ranked “A+”, “A” and “A-” by S&P to be “high quality,” and those ranked “B-” and “C” as “low quality”). Furthermore, the spread (difference in price) between high- and low-quality stocks in the S&P 500 Index averaged about -75 basis points or less during each month of the period. In contrast, the average spread was about +4 basis points per month over the last 10 years.

In this type of market environment, our investment themes typically do not work well, and the six-month reporting period was no exception. Three of our six investment themes contributed negatively to returns. The largest detractor was Momentum, particularly among Information Technology stocks. Earnings Quality and Management Impact detracted slightly. Analyst Sentiment, Profitability and Valuation contributed positively.

Our model is based on six investment themes — Valuation, Profitability, Earnings Quality, Management Impact, Momentum and Analyst Sentiment. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Profitability assesses whether the company is earning more than its cost of capital. Earnings Quality evaluates whether the company’s earnings are coming from a steady cash flow, as opposed to accruals. Management Impact captures a company’s management strategy and effectiveness through the company’s investing and financing behavior. Momentum predicts drift in stock prices caused by under-reaction to company-specific information. Finally, the Analyst Sentiment theme looks at how Wall Street analysts’ views about a company’s earnings and prospects are changing over time.

Over the long term, we expect most of our excess returns (gross portfolio return minus benchmark return) to be explained by our portfolios’ exposures to our themes. However, sometimes our themes don’t completely explain our returns. We call what is left over the residual or unexplained portion of return. We have recently enhanced the way that we analyze our performance to better understand the themes that impact the Fund’s returns. We have found that some themes did a better job of telling us which stocks to underweight versus which to overweight. In addition, some themes didn’t fare well in some sectors, as evidenced by the fact that stock selection was negative in some sectors, such as Information Technology. Thus, even when the themes did work as expected on average, they didn’t do so in driving all of our stock selection. Combined with those themes that didn’t work as a result of the market environment, the Fund underperformed its benchmark over the period.

PORTFOLIO RESULTS

In addition, “Events,” or stocks with unexpectedly big moves, also hurt returns. Most notably, we tended to overweight stocks that had significant downward moves on or around the day they reported earnings.

We view the market environment that we experienced toward the end of the six-month reporting period as unusual and believe in the long-term efficacy of our stock selection factors.
  Market Review

The broad market, as measured by the Russell 3000 Index, returned 7.11% over the six-month period ended June 30, 2007. Nine of the ten sectors in the Index were up for the period, with Materials (19.48%), Energy (15.91) and Telecommunication Services (+15.69) experiencing the largest absolute gains. The Information Technology (+9.8%) sector was the largest positive contributor (weight times performance) to the Index’s gains during the year.
  Portfolio Positioning

The Structured Tax-Managed Equity Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market. In managing the Structured products, we do not take size or sector bets. Rather, we seek to add value versus the Fund’s benchmark by individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values (relative to other stocks in the same industry). We prefer stocks whose prospects are being viewed more favorably by fundamental research analysts, those with better profitability characteristics than their industry peers, and those that have earnings that come from cash-based sources. Our portfolio construction process integrates tax considerations into investment decisions with the goal of maximizing after-tax return. In terms of individual stocks, overweights in Tesoro Corp, ITT Educational Services, Inc. and Reliant Energy, Inc. were among the most successful for the period. Conversely, overweight positions in Lexmark International, Applera Corporation – Applied Biosystems Group, and American Home Mortgage Investment Corp. were amount the biggest negative contributors to excess returns for the period.

We thank you for your investment and look forward to your continued confidence.
Goldman Sachs Quantitative Equity Investment Team

July 27, 2007

FUND BASICS
Structured Tax-Managed Equity Fund
as of June 30, 2007
PERFORMANCE REVIEW

January 1, 2007–	Fund Total Return
June 30, 2007	(based on NAV)[1]	Russell 3000 Index[2]

Class A	6.23%	7.11%
Class B	5.75	7.11
Class C	5.86	7.11
Institutional	6.38	7.11
Service	6.07	7.11

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Since Inception (4/3/00)

Class A	9.64%	11.15%	2.46%
Class B	10.13	11.31	2.49
Class C	14.27	11.60	2.48
Institutional	16.50	12.89	3.67
Service	15.94	12.30	3.16

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns.
Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.09%	1.32%
Class B	1.84	2.07
Class C	1.84	2.07
Institutional	0.69	0.92
Service	1.19	1.42

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 6/30/07[5]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	3.4%	Energy
Microsoft Corp.	2.6	Software & Services
Pfizer, Inc.	2.2	Pharmaceuticals, Biotechnology & Life Sciences
Chevron Corp.	1.9	Energy
General Electric Co.	1.9	Capital Goods
Bank of America Corp.	1.8	Diversified Financials
Time Warner, Inc.	1.7	Media
Cisco Systems, Inc.	1.6	Technology Hardware & Equipment
Citigroup, Inc.	1.6	Diversified Financials
JPMorgan Chase & Co.	1.6	Diversified Financials

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/07

			Since Inception
Class A Shares	One Year	Five Years	(4/3/00)

Returns before taxes*	9.64%	11.15%	2.46%
Estimated returns after taxes on distributions**	9.55	11.11	2.42
Estimated returns after taxes on distributions*** and sale of Fund shares	6.38	9.74	2.09

The estimated after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non- qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Estimated Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Estimated Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term Investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

FUND BASICS

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
What Differentiates the Goldman Sachs
U.S. Real Estate Securities Investment Process?
The Goldman Sachs Real Estate Securities Fund seeks to generate long-term growth of capital and dividend income by investing primarily in real estate investment trusts (REITs). REITs offer daily liquidity, strong historic returns, low volatility and low correlation to traditional asset classes.
Goldman Sachs’ U.S. Real Estate Securities Investment Process

Buy high quality companies.
We seek to purchase those companies that combine the best market exposures, management teams, capital structures and growth prospects.
Buy at a reasonable price.
We seek to consistently select securities at a discount to the intrinsic value of the business.
Diversification reduces risk.
We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:
Portfolio decisions are made by the entire team.
Continuous Scrutiny:
Daily review of market, industry and company developments.
Fundamental Analysis:
Portfolio holdings are determined by the risk reward characteristics and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

■	is a high quality portfolio that is strategically positioned for long-term growth potential

■	has low turnover — a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS
Real Estate Securities Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Real Estate Securities Fund during the six-month reporting period that ended June 30, 2007.
  Performance Review

During the six month reporting period that ended June 30, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns of -7.28%, -7.65%, -7.65%, -7.09% and -7.35%, respectively. These returns compare to the -6.19% cumulative total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (the “Index”) (with dividends reinvested), over the same period.

During the reporting period, the Fund underperformed its benchmark as stock selection and underweight positions in the Retail and Apartment sectors detracted from performance. Additionally, an overweight position in the Office sector detracted from results versus the benchmark. In contrast, stock selection was positive in the Industrial sector and an underweight position to the Self-Storage sector and overweight to the Hotel sector contributed positively to performance.
  Real Estate Investment Trust (REIT) Market Review

The Wilshire Real Estate Securities Index peaked on February 7, 2007 and, at that point, had returned 14% year-to-date. This occurred approximately around the time of the Blackstone/ Equity Office Properties transaction. Subsequently, the Index has meaningfully declined to the point that its year-to-date returns through June 30, 2007, were -6.19%. This represents a 20% fall from its peak. The initial drivers of the decline were a combination of concern over valuations, profit taking and rotation into the traditional equity market. Subsequently, concern over interest rates, widening credit spreads and the non-associated fall-out in the residential mortgage market, also impacted public real estate market valuations.

Due to the degree of press the subprime market has received and its association to real estate, we believe that it’s imperative to note that the subprime issue has been isolated to the housing (“for sale”) market, which is distinct from the commercial “for rent” market (as represented by real estate investment trusts or REITs). In fact, although “for sale” housing fundamentals have been deteriorating, commercial real estate fundamentals have been improving. It is true that a small percentage of the REIT universe is in the negatively impacted residential “mortgage” REIT space. However, since these REITs source revenues from the collateralizing bonds tied to housing market rather than through direct ownership of commercial real estate, the Fund does not invest in them.

PORTFOLIO RESULTS
  Portfolio Positioning

During the reporting period, the Hotel sector was the best performer in the Index, returning 2.1%. The sector was aided by merger and acquisition (“M&A”) activity and strong fundamentals that are driving average daily room rates higher. Stock selection was modestly negative for the period in this sector but an overweight position contributed to performance. We remain focused on the luxury-oriented names, such as Starwood Hotels & Resorts Worldwide, Inc., which are focused on key gateway cities where barriers to entry are high and corporate demand is very strong.

The Apartment sector of the Index returned -5.1%. Strong fundamentals and increased M&A activity were the primary drivers of performance. The recent 60 basis point rise in the 10-year Treasury yield has increased the cost of owning, as home prices take time to adjust downward. In addition, the subprime woes have reduced the creative lending practices that enticed the marginal homebuyer to own rather than rent. These factors, in addition to solid job growth, should continue to drive demand in the “for rent” space. Stock selection and an underweight to the sector detracted from the Fund’s performance during the period.

The Retail sector modestly outperformed the Index as a whole, returning -5.9%. Most retail REITs continue to report strong tenant demand. Although there have been fears over the strength of consumer spending since 2005, the operating results in the sector remain relatively strong. Stock selection detracted from performance for the period, particularly due to an overweight position in Kimco Realty Corp. We retain our position in the stock, as we believe Kimco has quality assets and one of the best platforms in the business. We feel this will, in turn, help the company exploit opportunities in the development and asset management fronts.

The Index’s Industrial sector returned -7.0% over the reporting period, however, the Fund’s Industrial holdings outperformed those in the Index. As such, our overweight to the sector did not materially impact the Fund’s performance. We continue to focus on those companies that we believe will not only benefit from fundamental improvements, but also from structural changes in the sector. We believe a global oriented, high quality portfolio of modern distribution warehouse space is essential to capitalize on the trend of globalization. Hence, we maintain overweight positions in ProLogis Trust and AMB Property Corp. Both companies possess these attributes and are led by excellent management teams that have employed innovative, industry leading business models to generate high returns on invested capital.

The Office sector of the Index returned -7.8% for the reporting period. In spite of this sector’s negative performance, the national office markets continue to enjoy a sustained recovery, particularly in the more supply-constrained markets. A large amount of capital has been flowing into the sector, most evidenced by Blackstone’s $39 billion acquisition of Equity Office Properties. The lower quality suburban office companies continue to lag their higher quality central business district counterparts, especially those with meaningful exposure to midtown Manhattan, Southern California, Washington DC and the improving markets of Boston and San Francisco. Our overweight positions in SL Green Realty Corp.,

PORTFOLIO RESULTS

Brookfield Properties Corp., Boston Properties, Inc. and Vornado Realty Trust benefited from a high level of exposure to these markets. Additionally, consistent with the approach we take in all sectors, these companies have the ability to create value with strong management teams and robust development/redevelopment pipelines.

The Self-Storage sector was the worst performer for the reporting period, returning -18.8%. The portfolio’s underweight position contributed to performance. We maintain this position due to valuation concerns, as compressed risk premiums and aggressive earnings expectations have made Self-Storage one of the most richly valued sectors.
  Portfolio Highlights

■	ProLogis Trust — We remain focused on companies such as ProLogis Trust, which is benefiting from structural changes in distribution logistics for the world’s largest users of warehouse space. ProLogis Trust has three linked businesses— property investment, property fund management and development for sale. It operates in three continents— North America, Europe and Asia— and is led by an excellent management team. ProLogis Trust has a diverse, dynamic and innovative business model that generates high returns on invested capital.

■	Kimco Realty Corp. — Kimco Realty is the nation’s largest publicly traded owner and operator of neighborhood and community shopping centers. It owns or has interest in more than 1,118 properties, totaling 143.6 million square feet of leaseable space in 45 states, Canada, Mexico and Puerto Rico. We believe the company has a solid track record of acquiring properties with below market rate leases, maintaining a strong balance sheet, and possessing a keen eye in leveraging opportunities.

■	Boston Properties, Inc. — Boston Properties is one of the largest owners, managers and developers of office properties in the U.S. With a significant presence in midtown Manhattan and San Francisco, coupled with a robust development pipeline, we believe that Boston Properties is well positioned to capitalize on its growth opportunities. Additionally, we feel that its management team is among the most respected and accomplished in the REIT industry.

We remain confident and focused on our fundamental premise that good companies with superior management and strategies will outperform over time. As such, we are comfortable with the current positioning of the Fund.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Real Estate Securities Investment Team

July 17, 2007

FUND BASICS
Real Estate Securities Fund
as of June 30, 2007
PERFORMANCE REVIEW

January 1, 2007–	Fund Total Return	Wilshire Real Estate
June 30, 2007	(based on NAV)[1]	Securities Index[2]

Class A	-7.28%	-6.19%
Class B	-7.65	-6.19
Class C	-7.65	-6.19
Institutional	-7.09	-6.19
Service	-7.35	-6.19

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Wilshire Real Estate Securities Index (with dividends reinvested) is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REIT) and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Five Years	Since Inception (7/27/98)

Class A	3.54%	17.53%	14.41%
Class B	3.29	17.70	14.29
Class C	7.64	17.98	14.31
Institutional	10.00	19.36	15.60
Service	9.41	18.76	15.07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.44%	1.50%
Class B	2.19	2.25
Class C	2.19	2.25
Institutional	1.04	1.10
Service	1.54	1.60

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 6/30/07[5]

Holding	% of Net Assets	Line of Real Estate Business

Simon Property Group, Inc.	7.2%	Retail
ProLogis	6.5	Industrial
Vornado Realty Trust	6.2	Diversified
Boston Properties, Inc.	4.8	Office
Host Hotels & Resorts, Inc.	4.8	Hotels
Kimco Realty Corp.	4.4	Retail
AvalonBay Communities, Inc.	4.3	Residential
Brookfield Properties Corp.	4.1	Office
General Growth Properties, Inc.	4.0	Retail
SL Green Realty Corp.	4.0	Office

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	This Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
What Differentiates the Goldman Sachs International
Real Estate Securities Investment Process?
The Goldman Sachs International Real Estate Securities Fund seeks to generate long-term growth of capital and dividend income by investing primarily in real estate investment trusts (REITs) on an international basis. REITs offer daily liquidity, strong historic returns, low volatility and low correlation to traditional asset classes.
  Goldman Sachs’ International Real Estate Securities
Investment Process

Buy high quality companies.
We seek to purchase those companies that combine the best market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities at a discount to the intrinsic value of the business.
Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:
Portfolio decisions are made by the entire team.

Continuous Scrutiny:
Daily review of market, industry and company developments.

Fundamental Analysis:
Portfolio holdings are determined by the risk reward characteristics and the team’s conviction in the overall business and management’s ability to create value.
Real estate securities portfolio that:

■	is a high quality portfolio that is strategically positioned for long-term growth potential

■	has low turnover — a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS
International Real Estate Securities Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs International Real Estate Securities Fund for the six-month reporting period that ended June 30, 2007.
  Performance Review

Over the six month reporting period that ended June 30, 2007, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 4.77%, 4.46% and 5.00%, respectively. These returns compare to the 3.84% cumulative total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Global ex US Real Estate Index (with dividends reinvested), over the same time period.

Stock selection contributed positively in Japan, Australia, the Netherlands and Hong Kong, as did overweight positions in Canada and Singapore. Additionally, real estate stocks held in the portfolio with exposure to emerging markets, including Brazil, China and Mexico, performed particularly well. Conversely, stock selection detracted from performance in Singapore and Germany, as did overweight positions in the UK and Germany.
  Market Review

The FTSE EPRA/NAREIT Global ex US Real Estate Index returned 3.84% during the reporting period. Asia led the real estate securities group, with Singapore returning 32.4%. Elsewhere, China and Hong Kong returned 19.5%, and 13.0%, respectively. Asia’s overall results were a stark contrast to the rest of the developed world, especially compared to Europe, where Germany and the UK were each down in excess of 12%. Canada performed well versus the group, returning 8.4%. From a sector perspective, the Hotel, Office and Residential sectors outperformed the overall market, while the Industrial and Retail sectors underperformed.
  Portfolio Positioning

Singapore’s real estate market is extremely strong across all sectors. The luxury home market continues to see strong demand and prices continue to surprise on the upside. Demand is seeping into the mid-market as well, as prices are beginning to move up. Office demand remains strong and we believe new supply should be constrained for quite some time. Consequently, vacancy is now estimated to be less than 1% and year-over-year rents are increasing 20-30%. We maintained an overweight position to the region and those companies that have a development orientation or focused in the office sector. During the reporting period, stock selection detracted from performance, but an overweight to the country contributed positively.

PORTFOLIO RESULTS

Expectation for a sustainable economic recovery and asset price inflation continued to support fundamentals in Japan. The vacancy rate in Central Tokyo in May was 2.2%, the lowest rate since it hit a cyclically high peak of 8.6% in June 2003. Consequently, rents are accelerating. Japanese REITs especially focused on the Office sector continue to see the strongest earnings acceleration with demand for top-tier office space now working their way down to the next tier. Alliances between Japanese REITs and direct real estate investors have recently emerged. This could be a precursor to merger and acquisition (“M&A”) activity, which could help propel values in the space. We continue to believe that Japanese REITs offer healthy balance sheets, strong fundamentals and attractive yield spreads.

The emerging real estate markets were very strong during the reporting period with China, Mexico and Brazil outperforming all developed real estate markets. We continue to leverage our team to identify unique names such as Urbi Desarrollos Urbanos, a Mexican homebuilder that is capitalizing on increased homeownership and expansion of the mortgage market. Elsewhere, BR Malls Participacoes, a Brazilian high-end regional mall owner, is expected to capitalize on favorable consumer trends. Our most recent additions to the portfolio are Robinson’s Land in the Philippines, which provides exposure to the recovery of office and retail markets and China Central Properties, which offers a unique business model focused on distressed properties and a strong management team.

Europe was the worst performing region during the reporting period. The UK’s weakness largely stemmed from fears over the impact on the real estate market of recent interest rate hikes and concern over slowing fundamentals. With the UK real estate stocks now trading 10% below their net asset values (NAV), we believe the market has overreacted. With vacancy rates less than 4% in central London and 2% in the West End, fundamentals remain very solid. Given the amount of capital searching for real estate, we would not be surprised to see increased M&A activity in the second half of this year.

Although Germany’s performance was also disappointing, market conditions are currently far more favorable than in the past few years, indicating that notable rent increases could be on the horizon. Positive signals from the German economy and its labor market should help drive demand for commercial real estate.

PORTFOLIO RESULTS
  Portfolio Highlights

■	Boardwalk Real Estate Investment Trust (REIT) — Boardwalk REIT is an apartment REIT focused in Canada. In particular, it operates in the oil rich part of Western Canada where there is a shortage of housing stock and a growing level of demand. Boardwalk REIT currently owns and operates in excess of 260 properties with approximately 35,800 units totaling approximately 30 million net rentable square feet. It is also Canada’s largest owner/operator of multi-family rental communities. We believe the company has a solid management team, a deep land bank to develop upon and the expertise to deliver on above average earnings expectations.

■	Westfield Group — Westfield is the largest global regional mall owner and developer headquartered in Australia. Of Westfield’s portfolio of malls, 39% are in the U.S., 46% are in Australia/New Zealand and 15% are in the UK. With an experienced management team and a high quality portfolio, we believe Westfield could generate solid earnings growth.

■	Mitsubishi Estate Co. Ltd. — Mitsubishi Estate is a diversified real estate operating company based in Japan. 60% of its operating profit is derived from its office portfolio, 15% from residential, 11% from its development platform and the balance from its hotel/services businesses. We continue to focus on companies such as Mitsubishi Estate, as it has high quality assets, a strong management team and large development pipeline that will continue to drive its growth.

We thank you for your investment and look forward to your continued confidence.
  Goldman Sachs Real Estate Securities Investment Team
  July 17, 2007

FUND BASICS
International Real Estate Securities Fund
as of June 30, 2007
PERFORMANCE REVIEW

January 1, 2007–	Fund Total Return	FTSE EPRA/NAREIT Global
June 30, 2007	(based on NAV)[1]	ex US Real Estate Index (Gross)[2]

Class A	4.77%	3.84%
Class C	4.46	3.84
Institutional	5.00	3.84

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The FTSE EPRA/NAREIT Global ex US Real Estate Index is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex US) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Since Inception (7/31/06)

Class A	N/A	19.95%
Class C	N/A	25.10
Institutional	N/A	27.40

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	1.53%	1.58%
Class C	2.28	2.33
Institutional	1.13	1.18

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 6/30/07[5]

Holding	% of Net Assets	Line of Real Estate Business

Mitsubishi Estate Co., Ltd.	6.8%	Diversified
Mitsui Fudosan Co., Ltd.	5.8	Office
Westfield Group	5.1	Retail
British Land Co. PLC	4.3	Diversified
Hongkong Land Holdings Ltd.	3.1	Office
Derwent Valley Holdings PLC	3.0	Office
Unibail	2.9	Diversified
Brookfield Properties Corp.	2.8	Office
Boardwalk Real Estate Investment Trust	2.6	Residential
Great Portland Estates PLC	2.6	Office

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets as of 6/30/07

[6]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS COMMODITY STRATEGY FUND
What Distinguishes Goldman Sachs’ Commodity Investment Process?
At Goldman Sachs Asset Management (GSAM), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.
Goldman Sachs’ Commodity Investment Process
Our commodity investment process emphasizes the importance of long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:
Commodity-linked notes that offer access to returns of the S&P GSCI Commodity Index which reflects the impact of commodity pricing by weighting those commodities in greatest demand. Commodities in the greatest demand tend to generate the greatest returns. We believe production weighting is vital and may provide a significant advantage when measuring investment performance.
Enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments/municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

■  Provides exposure to the commodity markets without direct investment in physical commodities

■  Capitalizes on Goldman Sachs & Co.’s commodity research capabilities

■ Utilizes levered structured notes to seek total return while simultaneously implementing an enhanced cash strategy for additional return potential

PORTFOLIO RESULTS
Commodity Strategy Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Commodity Strategy Fund during the period from its inception on March 30, 2007 through June 30, 2007.
  Performance Review

From its inception on March 30, 2007 through June 30, 2007, the Fund’s Class A, C and Institutional Shares generated cumulative total returns of 1.51%, 1.36% and 1.68%, respectively. These returns compare to the 1.34% cumulative total return of the Fund’s benchmark, the S&P GSCI Commodity Index (with dividends reinvested), over the same period.

During the reporting period, the Fund generated positive results and outperformed its benchmark. Tactical overweights and underweights of holdings within the Energy sector versus the benchmark contributed to its outperformance.
  Commodity Market Review

During the reporting period, the agricultural and industrial metals sectors delivered positive returns within the S&P GSCI Commodity Index. Continued strength in the Chinese economy, along with supply disruptions, lent support to base metals prices. Expectations of extremely low wheat inventories bolstered returns. Silver prices declined over the period despite a weaker U.S. dollar.
  Investment Strategy

The Fund invests primarily in commodity-linked investments that provide exposure to the performance of the commodities markets, and other fixed-income and debt instruments. The Fund may also make investments in derivative instruments, including options, futures, swaps, and structured securities.
  Portfolio Positioning

The majority of the Fund’s portfolio was allocated to investments that are linked to a particular commodity. The Fund’s overall commodity positioning was in line with the weightings of the S&P GSCI Commodity Index. The cash portion of the Fund’s portfolio was allocated across multiple fixed income sectors. At the cross sector level, the Fund held overweight exposures to the mortgage and corporate sectors. The Fund favored super-senior AAA adjustable rate mortgage floaters and AAA commercial mortgage-backed securities.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Management Team

July 17, 2007

FUND BASICS
Commodity Strategy Fund
as of June 30, 2007
PERFORMANCE REVIEW

March 30, 2007–	Fund Total Return
June 30, 2007	(based on NAV)[1]	S&P GSCI Commodity Index[2]

Class A	1.51%	1.34%
Class C	1.36	1.34
Institutional	1.68	1.34

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P GSCI Commodity Index is a composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the GSCI on the basis of liquidity and are weighted by their respective world production quantities. The Index is unmanaged and the figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 6/30/07	One Year	Since Inception (3/30/07)

Class A	N/A	-4.06%
Class C	N/A	0.36
Institutional	N/A	1.68

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio (Net)	Expense Ratio Before Waivers (Gross)

Class A	0.95%	1.27%
Class C	1.70	2.02
Institutional	0.58	0.90

[4]	The expense ratios of the Fund, both current (net of any fee waivers or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
SECTOR ALLOCATION[5]
Percentage of Net Assets as of 6/30/07

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Schedule of Investments
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 90.1%

Automobiles & Components – 0.7%
3,900	Autoliv, Inc.(a)	$221,793
19,600	Johnson Controls, Inc.	2,269,092

		2,490,885

Banks – 6.8%
5,350	Comerica, Inc.	318,164
5,150	Fannie Mae	336,449
69,850	Fifth Third Bancorp	2,777,934
14,500	First Horizon National Corp.	565,500
16,050	Freddie Mac	974,235
47,950	IndyMac Bancorp, Inc.	1,398,702
78,300	National City Corp.	2,608,956
150,700	New York Community Bancorp, Inc.	2,564,914
6,800	Regions Financial Corp.	225,080
126,500	U.S. Bancorp(a)	4,168,175
108,050	Wachovia Corp.	5,537,562
80,650	Washington Mutual, Inc.(a)	3,438,916
6,200	Wells Fargo & Co.	218,054

		25,132,641

Capital Goods – 8.5%
29,000	3M Co.	2,516,910
2,050	Boeing Co.	197,128
200	Carlisle Cos., Inc.	9,302
52,500	Caterpillar, Inc.(a)	4,110,750
7,700	Deere & Co.	929,698
5,900	Emerson Electric Co.	276,120
950	General Dynamics Corp.	74,309
309,750	General Electric Co.(a)	11,857,230
6,500	Goodrich Corp.	387,140
27,100	Honeywell International, Inc.	1,525,188
5,400	Lockheed Martin Corp.	508,302
109,450	Masco Corp.	3,116,041
38,250	PACCAR, Inc.	3,329,280
7,000	Pall Corp.	321,930
700	Precision Castparts Corp.	84,952
13,500	Raytheon Co.	727,515
6,000	Textron, Inc.	660,660
4,000	Timken Co.	144,440
8,600	United Technologies Corp.	609,998

		31,386,893

Commercial Services & Supplies – 0.1%
2,950	Pitney Bowes, Inc.	138,119
3,900	R.R. Donnelley & Sons Co.	169,689
3,450	Waste Management, Inc.	134,722

		442,530

Consumer Durables & Apparel – 2.6%
2,650	Black & Decker Corp.	234,021
8,800	Blyth, Inc.	233,904
16,200	Brunswick Corp.	528,606
42,450	D.R. Horton, Inc.	846,028
70,050	Eastman Kodak Co.	1,949,491
6,400	Fortune Brands, Inc.	527,168
9,950	KB HOME	391,731
15,050	Leggett & Platt, Inc.	331,852
3,650	M.D.C. Holdings, Inc.	176,514
83,300	Mattel, Inc.	2,106,657
12,150	Newell Rubbermaid, Inc.	357,575
1,200	Snap-On, Inc.	60,612
7,400	The Stanley Works	449,180
23,950	Tupperware Brands Corp.	688,323
6,050	VF Corp.	554,059

		9,435,721

Consumer Services – 0.8%
4,500	Carnival Corp.	219,465
4,300	Darden Restaurants, Inc.	189,157
18,550	Harrah’s Entertainment, Inc.	1,581,573
6,350	McDonald’s Corp.	322,326
8,400	Ruby Tuesday, Inc.	221,172
1,400	Starwood Hotels & Resorts Worldwide, Inc.	93,898
14,800	The ServiceMaster Co.	228,808
900	Yum! Brands, Inc.	29,448

		2,885,847

Diversified Financials – 8.7%
96,650	Allied Capital Corp.(a)	2,992,284
70,950	American Capital Strategies Ltd.(a)	3,016,794
168,100	Bank of America Corp.(a)	8,218,409
185,950	Citigroup, Inc.(a)	9,537,376
7,150	Jeffries Group, Inc.	192,907
72,000	JPMorgan Chase & Co.(a)	3,488,400
23,300	Merrill Lynch & Co., Inc.	1,947,414
23,800	Morgan Stanley	1,996,344
1,900	SLM Corp.	109,402
15,300	The Bank of New York Mellon Corp.*(a)	634,032

		32,133,362

Energy – 8.7%
94,200	Chevron Corp.(a)	7,935,408
84,350	ConocoPhillips	6,621,475
4,700	Diamond Offshore Drilling, Inc.	477,332
100,750	Exxon Mobil Corp.(a)	8,450,910
30,250	GlobalSantaFe Corp.	2,185,563
4,500	Marathon Oil Corp.	269,820
5,050	Murphy Oil Corp.	300,172
29,800	Occidental Petroleum Corp.	1,724,824
40,650	Schlumberger Ltd.(a)	3,452,811
2,725	Spectra Energy Corp.	70,741
7,350	Valero Energy Corp.	542,871

		32,031,927

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Schedule of Investments (continued)
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Food & Staples Retailing – 1.0%
7,950	Costco Wholesale Corp.	$465,234
21,100	SYSCO Corp.	696,089
53,600	Wal-Mart Stores, Inc.	2,578,696

		3,740,019

Food, Beverage & Tobacco – 5.0%
35,400	Altria Group, Inc.(a)	2,482,956
19,700	Anheuser-Busch Companies, Inc.(a)	1,027,552
40,500	ConAgra Foods, Inc.(a)	1,087,830
12,650	Dean Foods Co.	403,156
61,450	H.J. Heinz Co.	2,917,031
115,541	Kraft Foods, Inc.	4,072,820
9,100	Lancaster Colony Corp.	381,199
31,100	Reynolds American, Inc.	2,027,720
36,400	Sara Lee Corp.	633,360
58,800	The Coca-Cola Co.	3,075,828
1,600	UST, Inc.	85,936

		18,195,388

Health Care Equipment & Services – 3.2%
39,150	Baxter International, Inc.(a)	2,205,711
32,050	Becton, Dickinson and Co.(a)	2,387,725
7,300	Cardinal Health, Inc.	515,672
15,000	CIGNA Corp.	783,300
297,350	Health Management Associates, Inc. Class A	3,377,896
2,600	Hillenbrand Industries, Inc.	169,000
11,350	Medtronic, Inc.	588,611
23,100	UnitedHealth Group, Inc.	1,181,334
6,550	WellPoint, Inc.*	522,887

		11,732,136

Household & Personal Products – 1.7%
14,200	Estee Lauder Companies, Inc.	646,242
24,250	Kimberly-Clark Corp.	1,622,083
66,850	Procter & Gamble Co.	4,090,552

		6,358,877

Insurance – 2.9%
18,000	American International Group, Inc.(a)	1,260,540
28,450	Arthur J. Gallagher & Co.	793,186
115,000	Fidelity National Title Group, Inc. Class A	2,725,500
6,250	Hartford Financial Services Group, Inc.	615,688
5,700	Lincoln National Corp.	404,415
2,350	MetLife, Inc.	151,528
12,100	Principal Financial Group, Inc.	705,309
31,200	Prudential Financial, Inc.	3,033,576
11,100	The Allstate Corp.(a)	682,761
2,350	Unitrin, Inc.	115,573

		10,488,076

Materials – 3.8%
2,800	Bemis Co., Inc.	92,903
49,550	E.I. du Pont de Nemours & Co.(a)	2,519,122
12,100	Freeport-McMoRan Copper & Gold, Inc.	1,002,122
35,250	Nucor Corp.	2,067,413
100	Rohm & Haas Co.	5,468
43,100	Southern Copper Corp.	4,062,606
53,150	The Dow Chemical Co.	2,350,293
18,650	Weyerhaeuser Co.	1,472,045
11,550	Worthington Industries, Inc.	250,058

		13,822,030

Media – 2.2%
6,400	CBS Corp. Class B	213,248
8,017	Citadel Broadcasting Corp.	51,710
8,900	Clear Channel Communications, Inc.	336,598
7,600	Dow Jones & Co., Inc.	436,620
7,443	Idearc, Inc.	262,961
142,900	Regal Entertainment Group Class A	3,133,797
104,400	The Walt Disney Co.	3,564,216
330	The Washington Post Co. Class B	256,110

		8,255,260

Pharmaceuticals, Biotechnology & Life Sciences – 7.0%
79,550	Abbott Laboratories	4,259,902
155,000	Bristol-Myers Squibb Co.(a)	4,891,800
4,200	Celgene Corp.*	240,786
21,500	Eli Lilly & Co.	1,201,420
22,700	Gilead Sciences, Inc.*	880,079
24,400	Johnson & Johnson(a)	1,503,528
93,450	Merck & Co., Inc.(a)	4,653,810
299,350	Pfizer, Inc.	7,654,380
10,050	Schering-Plough Corp.	305,922
1,100	Wyeth	63,074

		25,654,701

Real Estate – 0.9%
1,750	Boston Properties, Inc. (REIT)	178,727
794	CapitalSource, Inc. (REIT)	19,524
12,050	General Growth Properties, Inc. (REIT)	638,048
24,050	Hospitality Properties Trust (REIT)	997,835
4,591	Host Hotels & Resorts, Inc. (REIT)	106,144
3,950	ProLogis (REIT)	224,755
2,000	Public Storage, Inc. (REIT)	153,640
12,300	Simon Property Group, Inc. (REIT)	1,144,392

		3,463,065

Retailing – 3.0%
7,500	American Eagle Outfitters, Inc.	192,448
4,300	Barnes & Noble, Inc.(a)	165,421

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value
Common Stocks – (continued)

Retailing – (continued)
4,250	Best Buy Co., Inc.	$198,348
11,050	Genuine Parts Co.	548,080
67,050	Home Depot, Inc.	2,638,418
3,650	Kohl’s Corp.*	259,260
10,150	Macy’s, Inc.	403,767
3,750	OfficeMax, Inc.	147,375
31,300	RadioShack Corp.	1,037,282
102,500	Saks, Inc.	2,188,375
131,950	Staples, Inc.	3,131,174
2,300	The Sherwin-Williams Co.	152,881
1,335	TravelCenters of America LLC*	54,001

		11,116,830

Semiconductors & Semiconductor Equipment – 3.6%
10,400	Analog Devices, Inc.	391,455
304,250	Intel Corp.(a)	7,228,980
27,750	Linear Technology Corp.	1,003,995
22,450	Maxim Integrated Products, Inc.	750,055
76,650	Microchip Technology, Inc.	2,839,116
26,450	Texas Instruments, Inc.	995,314

		13,208,915

Software & Services – 4.5%
50,200	Accenture Ltd. Class A	2,153,078
13,200	Adobe Systems, Inc.*	529,980
4,800	Autodesk, Inc.*(a)	225,984
40,800	Automatic Data Processing, Inc.(a)	1,977,576
10,200	Broadridge Financial Solutions, Inc.	195,024
600	Citrix Systems, Inc.*	20,202
6,150	eBay, Inc.*	197,907
7,050	Google, Inc. Class A*	3,689,829
188,000	Microsoft Corp.(a)	5,540,360
36,950	Paychex, Inc.	1,445,484
6,950	Salesforce.com, Inc.*	297,877
6,900	VeriFone Holdings, Inc.*	243,225

		16,516,526

Technology Hardware & Equipment – 5.3%
6,950	Adtran, Inc.(a)	180,491
25,850	Apple, Inc.*(a)	3,154,734
3,900	CDW Corp.*	331,383
29,800	Cisco Systems, Inc.*	829,930
8,150	Corning, Inc.*	208,233
1,250	Diebold, Inc.	65,250
66,050	Hewlett-Packard Co.(a)	2,947,151
39,300	International Business Machines Corp.(a)	4,136,325
147,900	Motorola, Inc.	2,617,830
118,600	QUALCOMM, Inc.(a)	5,146,054

		19,617,381

Telecommunication Services – 4.0%
155,728	AT&T, Inc.(a)	6,462,711
62,150	Citizens Communications Co.	949,031
872	Embarq Corp.	55,259
33,100	Sprint Nextel Corp.	685,501
160,150	Verizon Communications, Inc.	6,593,376
1,700	Windstream Corp.	25,092

		14,770,970

Transportation – 1.5%
4,800	Burlington Northern Santa Fe Corp.	408,672
38,750	Norfolk Southern Corp.	2,037,088
41,450	United Parcel Service, Inc. Class B	3,025,850

		5,471,610

Utilities – 3.6%
17,150	Ameren Corp.(a)	840,521
62,800	Consolidated Edison, Inc.	2,833,536
22,650	DTE Energy Co.	1,092,183
5,450	Duke Energy Corp.	99,735
15,700	Energy East Corp.	409,613
3,753	Integrys Energy Group, Inc.	190,390
13,800	KeySpan Corp.	579,324
65,350	Progress Energy, Inc.	2,979,307
80,400	Southern Co.	2,756,916
21,550	TXU Corp.	1,450,315

		13,231,840

TOTAL COMMON STOCKS
(Cost $303,539,939)		$331,583,430

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 9.0%

JPMorgan Chase Euro – Time Deposit
$33,051,666	5.282%	07/02/07	$33,051,666
(Cost $33,051,666)

TOTAL INVESTMENTS – 99.1%
(Cost $336,591,605)			$364,635,096

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%			3,322,754

NET ASSETS – 100.0%			$367,957,850

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is held as collateral for call options written.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Schedule of Investments (continued)
June 30, 2007 (Unaudited)
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At June 30, 2007, the following future contracts were open:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain

S&P Mini 500 Index	494	September 2007	$37,430,380	$66,421

WRITTEN OPTIONS — For the six months ended June 30, 2007, the Fund had the following written options activity:

	Number of	Premiums
	Contracts	Received

Contracts Outstanding December 31, 2006	550	$1,533,800

Contracts written	1765	6,480,935
Contracts expired	(600)	(1,533,650)
Contracts bought to close	(750)	(2,729,600)

Contracts Outstanding June 30, 2007	965	$3,751,485

At June 30, 2007, the Fund had outstanding written options as follows:

	Exercise	Number of	Expiration
Call Options	Rate	Contracts	Month	Value

S&P 500 Index	$1,400	100	June 2007	$(1,017,000)
S&P 500 Index	1,550	765	September 2007	(1,927,800)
S&P 500 Index	1,525	100	September 2007	(375,000)

(Premiums Received $3,751,485)		965		$(3,319,800)

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND
Schedule of Investments
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 96.9%

Insurance – 1.6%
265,803	eHealth, Inc.*(a)	$5,074,179

Media – 8.7%
73,620	comScore, Inc.*	1,704,303
23,880	Focus Media Holding Ltd. ADR*	1,205,940
140,300	Lamar Advertising Co. Class A	8,805,228
103,600	National CineMedia, Inc.*	2,901,836
143,650	The McGraw-Hill Cos., Inc.	9,779,692
70,630	Viacom, Inc. Class B*	2,940,327

		27,337,326

Retailing – 0.8%
134,510	Netflix, Inc.*(a)	2,608,149

Semiconductors & Semiconductor Equipment – 12.0%
156,000	Cavium Networks, Inc.*(a)	3,528,720
248,520	FormFactor, Inc.*	9,518,316
278,720	Linear Technology Corp.(a)	10,084,090
252,860	Marvell Technology Group Ltd.*	4,604,581
245,080	Tessera Technologies, Inc.*	9,937,993

		37,673,700

Software & Services – 43.0%
852,375	Activision, Inc.*	15,913,841
24,553	Adobe Systems, Inc.*	985,803
35,610	Baidu.com ADR*	5,981,768
218,780	CheckFree Corp.*	8,794,956
91,110	Citrix Systems, Inc.*	3,067,674
452,610	CNET Networks, Inc.*	3,706,876
329,103	Electronic Arts, Inc.*	15,573,154
32,825	Google, Inc. Class A*	17,179,949
496,050	Iron Mountain, Inc.*	12,961,786
459,675	Microsoft Corp.	13,546,622
165,200	NAVTEQ Corp.*	6,994,568
294,969	Salesforce.com, Inc.*	12,642,371
254,539	Switch and Data Facilities Co., Inc.*	4,884,603
257,020	The Western Union Co.	5,353,727
260,520	Yahoo!, Inc.*	7,067,908

		134,655,606

Technology Hardware & Equipment – 20.4%
62,583	Apple, Inc.*	7,637,629
444,315	Cisco Systems, Inc.*	12,374,173
93,390	Corning, Inc.*	2,386,115
222,600	Dolby Laboratories, Inc. Class A*	7,882,266
265,780	Network Appliance, Inc.*	7,760,776
273,325	QUALCOMM, Inc.	11,859,572
69,510	Research In Motion Ltd.*	13,901,304

		63,801,835

Telecommunication Services – 10.4%
321,070	American Tower Corp. Class A*	13,484,940
107,880	Clearwire Corp. Class A*(a)	2,635,508
136,971	Crown Castle International Corp.*	4,967,938
141,420	MetroPCS Communications, Inc.*	4,672,517
234,540	NeuStar, Inc. Class A*(a)	6,794,624

		32,555,527

TOTAL COMMON STOCKS
(Cost $231,298,107)		$303,706,322

Units
	Description	Expiration	Value
Warrants* – 0.1%

Telecommunication Sevices – 0.1%
11,325	Bharti Airtel	11/18/11	$233,360

Banks – 0.0%
5,875	MacQuarie Bank Ltd.	04/19/12	91,406

Software & Services – 0.0%
2,725	Tata Consultancy Services Ltd. (b)	09/12/07	154,069

TOTAL WARRANTS
(Cost $412,207)			$478,835

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 4.0%

JPMorgan Chase Euro – Time Deposit
$12,422,287	5.282%	07/02/07	$12,422,287
(Cost $12,422,287)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $244,132,601)			$316,607,444

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND
Schedule of Investments (continued)
June 30, 2007 (Unaudited)

		Interest
Shares	Description	Rate	Value
Securities Lending Collateral – 9.4%

29,417,950	Boston Global Investment Trust – Enhanced Portfolio	5.309%	$29,417,950
(Cost $29,417,950)

TOTAL INVESTMENTS – 110.4%
(Cost $273,550,551)	$346,025,394

LIABILITIES IN EXCESS OF OTHER ASSETS – (10.4)%	(32,490,230)

NET ASSETS – 100.0%	$313,535,164

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $154,069, which represents approximately 0.04% of net assets as of June 30, 2007.

Investment Abbreviation:
ADR	—	American Depositary Receipt

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Schedule of Investments
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 98.1%

Automobiles & Components – 1.2%
29,500	American Axle & Manufacturing Holdings, Inc.	$873,790
91,300	Cooper Tire & Rubber Co.	2,521,706
41,200	TRW Automotive Holdings Corp.*	1,517,396

		4,912,892

Banks – 4.2%
8,300	Downey Financial Corp.(a)	547,634
5,000	Marshall & Ilsley Corp.	238,150
5,227	National City Corp.	174,164
38,300	Provident Financial Services, Inc.	603,608
1,000	Radian Group, Inc.	54,000
8,300	Regions Financial Corp.	274,730
29,100	SunTrust Banks, Inc.	2,495,034
32,500	The PMI Group, Inc.	1,451,775
116,900	U.S. Bancorp	3,851,855
4,594	Wachovia Corp.	235,442
36,900	Washington Mutual, Inc.	1,573,416
156,700	Wells Fargo & Co.	5,511,139

		17,010,947

Capital Goods – 9.6%
6,500	Acuity Brands, Inc.	391,820
9,200	Aerovironment, Inc.*	189,612
93,607	AGCO Corp.*	4,063,480
17,400	AZZ, Inc.*	585,510
62,300	Belden, Inc.	3,448,305
10,600	Cummins, Inc.	1,072,826
18,600	EMCOR Group, Inc.*	1,355,940
147,200	Force Protection, Inc.*(a)	3,038,208
14,600	General Cable Corp.*	1,105,950
202,300	General Electric Co.	7,744,044
5,175	Graco, Inc.	208,449
2,300	Integrated Electrical Services, Inc.*	75,831
17,100	Lockheed Martin Corp.	1,609,623
49,100	Northrop Grumman Corp.	3,823,417
64,500	Raytheon Co.	3,475,905
15,100	SPX Corp.	1,325,931
24,400	Terex Corp.*	1,983,720
10,800	The Boeing Co.	1,038,528
16,800	Tyco International Ltd.*	567,672
37,100	United Rentals, Inc.*	1,207,234
4,300	Woodward Governor Co.	230,781

		38,542,786

Commercial Services & Supplies – 1.8%
50,000	ABM Industries, Inc.	1,290,500
62,500	IKON Office Solutions, Inc.	975,625
42,900	Manpower, Inc.	3,957,096
1,885	PHH Corp.*	58,831
4,100	Spherion Corp.*	38,499
22,100	TeleTech Holdings, Inc.*	717,808

		7,038,359

Consumer Durables & Apparel – 0.3%
12,100	Kellwood Co.	340,252
6,600	Mattel, Inc.	166,914
26,700	Tempur-Pedic International, Inc.(a)	691,530

		1,198,696

Consumer Services – 2.4%
17,500	CPI Corp.	1,216,250
34,600	ITT Educational Services, Inc.*	4,061,348
22,900	Jack in the Box, Inc.*	1,624,526
55,400	Marriott International, Inc. Class A	2,395,496
6,900	McDonald’s Corp.	350,244

		9,647,864

Diversified Financials – 8.7%
49,800	AmeriCredit Corp.*	1,322,190
4,800	Ameriprise Financial, Inc.	305,136
147,142	Bank of America Corp.	7,193,772
5,800	BlackRock, Inc.	908,222
26,000	CIT Group, Inc.	1,425,580
126,100	Citigroup, Inc.	6,467,669
5,700	CompuCredit Corp.*(a)	199,614
11,000	Cowen Group, Inc.*	197,010
12,500	Ezcorp, Inc. Class A*	165,500
4,400	Franklin Resources, Inc.	582,868
9,000	Investment Technology Group, Inc.*	389,970
132,700	JPMorgan Chase & Co.	6,429,315
9,800	Merrill Lynch & Co., Inc.	819,084
36,000	Moody’s Corp.	2,239,200
63,300	Morgan Stanley	5,309,604
32,600	SEI Investments Co.	946,704
3,300	T. Rowe Price Group, Inc.	171,237

		35,072,675

Energy – 9.9%
92,600	Chevron Corp.	7,800,624
4,679	ConocoPhillips	367,302
31,300	Devon Energy Corp.	2,450,477
15,300	Dresser-Rand Group, Inc.*	604,350
161,900	Exxon Mobil Corp.	13,580,172
28,100	Holly Corp.	2,084,739
600	Matrix Service Co.*	14,910
35,200	Occidental Petroleum Corp.	2,037,376
14,700	Overseas Shipholding Group	1,196,580
11,200	Parker Drilling Co.*	118,048
2,100	SEACOR Holdings, Inc.*	196,056
44,600	Tesoro Corp.	2,548,890
20,300	Transocean, Inc.*	2,151,394
126,700	USEC, Inc.*	2,784,866
25,600	Valero Energy Corp.	1,890,816

		39,826,600

Food & Staples Retailing – 2.2%
10,855	CVS/Caremark Corp.	395,665
5,979	Longs Drug Stores Corp.	314,017
96,700	Safeway, Inc.	3,290,701
11,600	Spartan Stores, Inc.	381,756

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Schedule of Investments (continued)
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Food & Staples Retailing – (continued)
128,600	The Kroger Co.	$3,617,518
18,100	Wal-Mart Stores, Inc.	870,791

		8,870,448

Food, Beverage & Tobacco – 3.3%
20,500	Alliance One International, Inc.*	206,025
19,000	Altria Group, Inc.	1,332,660
1,200	Flowers Foods, Inc.	40,032
5,051	Kraft Foods, Inc.	178,048
26,600	Molson Coors Brewing Co. Class B	2,459,436
9,400	PepsiAmericas, Inc.	230,864
15,200	PepsiCo., Inc.	985,720
159,700	Tyson Foods, Inc. Class A	3,679,488
14,700	Universal Corp.	895,524
61,400	UST, Inc.	3,297,794

		13,305,591

Health Care Equipment & Services – 3.8%
66,000	AmerisourceBergen Corp.	3,265,020
800	Apria Healthcare Group, Inc.*	23,016
4,300	Baxter International, Inc.	242,262
53,100	Cigna Corp.	2,772,882
40,300	Cynosure, Inc. Class A*	1,468,129
2,800	Humana, Inc.*	170,548
100	MedCath Corp*	3,180
28,300	Medco Health Solutions, Inc.*	2,207,117
40,830	UnitedHealth Group, Inc.	2,088,046
21,900	WellCare Health Plans, Inc.*	1,982,169
14,000	Zimmer Holdings, Inc.*	1,188,460

		15,410,829

Household & Personal Products – 1.2%
23,600	Alberto-Culver Co.	559,792
7,400	Colgate-Palmolive Co.	479,890
26,200	Energizer Holdings, Inc.*	2,609,520
17,900	NBTY, Inc.*	773,280
8,120	Procter & Gamble Co.	496,863

		4,919,345

Insurance – 4.9%
734	Alleghany Corp.*	298,371
30,900	AMBAC Financial Group, Inc.	2,694,171
1,800	American National Insurance Co.	274,680
12,400	CNA Financial Corp.	591,356
24,600	Genworth Financial, Inc.	846,240
73,800	Loews Corp.	3,762,324
31,867	MBIA, Inc.	1,982,765
74,700	Nationwide Financial Services, Inc.	4,722,534
10,700	Principal Financial Group, Inc.	623,703
22,200	Prudential Financial, Inc.	2,158,506
21,500	XL Capital Ltd. Class A	1,812,235

		19,766,885

Materials – 4.0%
19,642	Ashland, Inc.	1,256,106
12,000	Celanese Corp. Series A	465,360
63,000	CF Industries Holdings, Inc.	3,773,070
1,200	Crown Holdings, Inc.*	29,964
309,900	Domtar Corp.*	3,458,484
6,700	International Flavors & Fragrances, Inc.	349,338
7,200	Landec Corp.*	96,480
16,552	Monsanto Co.	1,117,922
11,500	Neenah Paper, Inc.	474,490
43,800	Nucor Corp.	2,568,870
13,100	OM Group, Inc.*	693,252
8,400	Owens-Illinois, Inc.*	294,000
16,100	Southern Copper Corp.(a)	1,517,586
747	Tronox, Inc. Class B	10,495

		16,105,417

Media – 5.3%
159,600	CBS Corp. Class B	5,317,872
29,100	Clear Channel Communications, Inc.	1,100,575
1,000	Liberty Media Corp., Capital Series Class A*	117,680
19,300	Marvel Entertainment, Inc.*	491,764
143,600	The DIRECTV Group, Inc.*	3,318,596
6,800	The McGraw-Hill Co., Inc.	462,944
117,100	The Walt Disney Co.	3,997,794
316,200	Time Warner, Inc.	6,652,848

		21,460,073

Pharmaceuticals, Biotechnology & Life Sciences – 8.4%
34,186	Applera Corporation-Applied Biosystems Group	1,044,040
18,100	Celgene Corp.*	1,037,673
19,600	Eli Lilly & Co.	1,095,248
58,500	Forest Laboratories, Inc.*	2,670,525
13,000	Genzyme Corp.*	837,200
130,600	Gilead Sciences, Inc.*	5,063,362
5,700	Johnson & Johnson	351,234
116,100	Merck & Co., Inc.	5,781,780
217,500	Millennium Pharmaceuticals, Inc.*	2,298,975
29,200	Omrix Biopharmaceuticals, Inc.*	918,632
343,100	Pfizer, Inc.	8,773,067
16,800	Schering-Plough Corp.	511,392
500	Varian, Inc.*	27,415
33,600	Waters Corp.*	1,994,496
38,700	Watson Pharmaceuticals, Inc.*	1,258,911

		33,663,950

Real Estate – 1.3%
26,500	Anthracite Capital, Inc. (REIT)	310,050
56,600	CB Richard Ellis Group, Inc. Class A*	2,065,900
21,200	Crystal River Capital, Inc. (REIT)	514,736
12,400	iStar Financial, Inc. (REIT)	549,692
6,300	Jones Lang LaSalle, Inc.	715,050

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Real Estate – (continued)
10,600	ProLogis (REIT)	$603,140
2,600	SL Green Realty Corp. (REIT)	322,114

		5,080,682

Retailing – 2.0%
13,500	AutoNation, Inc.*	302,940
12,900	Dillards, Inc. Class A	463,497
67,100	Expedia, Inc.*	1,965,359
29,000	Guess?, Inc.	1,393,160
20,600	IAC/InterActiveCorp*	712,966
11,000	J.C. Penney Co., Inc.	796,180
43,700	RadioShack Corp.	1,448,218
29,400	Sonic Automotive, Inc. Class A	851,718

		7,934,038

Semiconductors & Semiconductor Equipment – 1.6%
127,827	Atmel Corp.*	710,718
77,800	Novellus Systems, Inc.*	2,207,186
3,800	Skyworks Solutions, Inc.*	27,930
90,900	Texas Instruments, Inc.	3,420,567

		6,366,401

Software & Services – 7.6%
130,700	Accenture Ltd. Class A	5,605,723
13,835	Autodesk, Inc.*	651,352
55,000	Cadence Design Systems, Inc.*	1,207,800
10,900	Convergys Corp.*	264,216
600	Covansys Corp.*	20,358
900	CSG Systems International, Inc.*	23,859
5,100	Google, Inc. Class A*	2,669,238
71,200	Greenfield Online, Inc.*	1,132,792
100	Liquidity Services, Inc.*	1,878
10,700	Mastercard, Inc. Class A	1,774,809
351,600	Microsoft Corp.	10,361,652
2,600	MicroStrategy, Inc.*	245,674
11,600	MPS Group, Inc.*	155,092
232,500	Symantec Corp.*	4,696,500
60,600	Synopsys, Inc.*	1,601,658
5,300	Total System Services, Inc.	156,403
500	Vignette Corp.*	9,580

		30,578,584

Technology Hardware & Equipment – 5.6%
9,700	Agilysys, Inc.	218,250
44,200	Avnet, Inc.*	1,752,088
82,300	Bell Microproducts, Inc.*	536,596
189,000	Brocade Communications Systems, Inc.*	1,477,980
236,800	Cisco Systems, Inc.*	6,594,880
114,858	Hewlett-Packard Co.	5,124,964
5,400	Ingram Micro, Inc.*	117,234
19,700	International Business Machines Corp.	2,073,425
300	Loral Space & Communications, Inc.*	14,784
20,200	Methode Electronics, Inc.	316,130
700	Mettler Toledo International, Inc.*	66,857
22,900	Motorola, Inc.	405,330
700	Novatel Wireless, Inc.*	18,214
26,000	Polycom, Inc.*	873,600
19,460	QUALCOMM, Inc.	844,369
10,000	SYNNEX Corp.*	206,100
6,000	Tech Data Corp.*	230,760
79,100	Western Digital Corp.*	1,530,585

		22,402,146

Telecommunication Services – 4.6%
24,600	ALLTEL Corp.	1,661,730
93,432	AT&T, Inc.	3,877,428
4,900	Cbeyond, Inc.*	188,699
18,700	CenturyTel, Inc.	917,235
59,200	Embarq Corp.	3,751,504
300	Rural Cellular Corp. Class A*	13,143
102,690	Sprint Nextel Corp.	2,126,710
11,100	Telephone & Data Systems, Inc.	694,527
5,200	Telephone & Data Systems, Inc. – Special Shares	299,260
8,000	US Cellular Corp.*	724,800
10,500	USA Mobility, Inc.*	280,980
96,400	Verizon Communications, Inc.	3,968,788

		18,504,804

Transportation – 0.7%
39,900	Avis Budget Group, Inc.*	1,134,357
37,500	CSX Corp.	1,690,500
3,800	Dollar Thrifty Automotive Group*	155,192
500	Pinnacle Airlines Corp.*	9,375

		2,989,424

Utilities – 3.5%
4,300	Constellation Energy Group, Inc.	374,831
45,732	Duke Energy Corp.	836,895
72	Dynegy, Inc. Class A*	680
31,900	Edison International	1,790,228
17,100	Entergy Corp.	1,835,685
14,600	ONEOK, Inc.	735,986
74,700	PG&E Corp.	3,383,910
184,300	Reliant Energy, Inc.*	4,966,885

		13,925,100

TOTAL COMMON STOCKS
(Cost $325,461,426)		$394,534,536

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Schedule of Investments (continued)
June 30, 2007 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 0.9%

JPMorgan Chase Euro – Time Deposit
$3,384,230	5.252%	07/02/07	$3,384,230
(Cost $3,384,230)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $328,845,656)			$397,918,766

		Interest
Shares	Description	Rate	Value
Securities Lending Collateral – 1.2%

4,880,825	Boston Global Investment Trust – Enhanced Portfolio	5.309%	$4,880,825
(Cost $4,880,825)

TOTAL INVESTMENTS – 100.2%
(Cost $333,726,481)	$402,799,591

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2%)	(698,839)

NET ASSETS – 100.0%	$402,100,752

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is on loan.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At June 30, 2007, the following future contracts were open:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain

S&P Mini 500 Index	73	September 2007	$5,531,210	$23,776

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Schedule of Investments
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 99.1%

Diversified – 8.2%
342,165	Duke Realty Corp. (REIT)	$12,205,026
174,023	Liberty Property Trust (REIT)	7,644,830
557,234	Vornado Realty Trust (REIT)(a)	61,206,583

		81,056,439

Healthcare – 1.2%
343,267	Ventas, Inc. (REIT)	12,443,429

Hotels – 9.9%
2,054,678	Host Hotels & Resorts, Inc. (REIT)	47,504,155
171,767	LaSalle Hotel Properties (REIT)	7,458,123
414,346	Morgans Hotel Group Co.*(a)	10,101,756
236,520	Orient-Express Hotels Ltd.	12,630,168
287,102	Starwood Hotels & Resorts Worldwide, Inc.	19,255,931

		96,950,133

Industrial – 9.7%
604,838	AMB Property Corp. (REIT)	32,189,478
1,119,694	ProLogis (REIT)	63,710,589

		95,900,067

Office – 21.6%
201,140	Alexandria Real Estate Equities, Inc. (REIT)(a)	19,474,375
399,607	BioMed Realty Trust, Inc. (REIT)	10,038,128
465,346	Boston Properties, Inc. (REIT)(a)	47,525,787
777,546	Brandywine Realty Trust (REIT)	22,222,265
1,638,744	Brookfield Properties Corp.	39,837,866
294,241	Corporate Office Properties Trust (REIT)	12,066,823
200,200	Digital Realty Trust, Inc. (REIT)	7,543,536
567,009	Douglas Emmett, Inc. (REIT)	14,027,803
316,769	SL Green Realty Corp. (REIT)	39,244,511

		211,981,094

Other – 1.9%
241,431	American Tower Corp. Class A*	10,140,102
311,054	Gramercy Capital Corp. (REIT)	8,566,427

		18,706,529

Residential – 17.3%
358,366	American Campus Communities, Inc. (REIT)	10,138,174
150,699	Apartment Investment & Management Co. (REIT)	7,598,244
658,330	Archstone-Smith Trust (REIT)	38,913,886
352,014	AvalonBay Communities, Inc. (REIT)	41,847,424
256,741	Camden Property Trust (REIT)	17,193,945
754,173	Equity Residential Properties Trust (REIT)	34,412,914
125,826	Essex Property Trust, Inc. (REIT)	14,633,564
186,691	United Dominion Realty Trust, Inc. (REIT)	4,909,973

		169,648,124

Retail – 25.8%
380,290	Developers Diversified Realty Corp. (REIT)	20,045,086
744,139	General Growth Properties, Inc. (REIT)	39,402,160
1,145,774	Kimco Realty Corp. (REIT)	43,619,616
354,530	Regency Centers Corp. (REIT)	24,994,365
761,691	Simon Property Group, Inc. (REIT)	70,867,731
392,890	The Macerich Co. (REIT)	32,381,994
546,495	Weingarten Realty Investors (REIT)	22,460,945

		253,771,897

Self Storage – 3.5%
443,449	Public Storage, Inc. (REIT)	34,065,752

TOTAL COMMON STOCKS
(Cost $747,281,495)		$974,523,464

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 2.1%

JPMorgan Chase Euro – Time Deposit
$20,427,569	5.282%	07/02/07	$20,427,569
(Cost $20,427,569)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $767,709,064)			$994,951,033

		Interest
	Description	Rate	Value
Shares
Securities Lending Collateral – 8.3%

81,235,325	Boston Global Investment Trust – Enhanced Portfolio	5.309%	$81,235,325
(Cost $81,235,325)

TOTAL INVESTMENTS — 109.5%
(Cost $848,944,389)			$1,076,186,358

LIABILITIES IN EXCESS OF OTHER ASSETS — (9.5%)			(93,454,550)

NET ASSETS — 100.0%			$982,731,808

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is on loan.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Schedule of Investments
June 30, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 98.5%

Australia – 17.2%
6,114,613	Abacus Property Group (Diversified)	$10,256,685
2,021,364	Australian Education Trust (Other)(a)	3,049,549
6,283,979	DB RREEF Trust (Diversified)	10,432,263
1,218,768	GPT Group (Diversified)	4,803,993
9,348,855	ING Industrial Fund (Industrial)	18,513,622
5,135,544	ING Real Estate Community Living Fund Group (Residential)	5,833,379
3,278,566	Mirvac Group (Diversified)	15,814,028
4,358,478	Thakral Holdings Group (Hotels)	4,082,946
936,905	The Multiplex Group (Diversified)	3,900,287
12,665,273	Tishman Speyer Office Fund (Office)	25,385,384
33,762,017	Valad Property Group (Office)	56,600,627
4,033,916	Westfield Group (Retail)	68,065,142

		226,737,905

Brazil – 2.7%
863,455	BR Malls Participacoes SA* (Retail)	11,235,210
1,342,127	Iguatemi Empresa de Shopping Centers SA (Retail)	24,226,471

		35,461,681

Canada – 6.7%
328,740	Allied Properties Real Estate Investment Trust (REIT) (Office)	6,650,408
740,810	Boardwalk Real Estate Investment Trust (REIT) (Residential)	33,832,815
1,539,809	Brookfield Properties Corp. (Office)	37,568,304
231,200	Dundee Real Estate Investment Trust (REIT) (Office)	9,983,760

		88,035,287

China – 4.1%
4,798,512	China Central Properties Ltd.* (Diversified)	10,551,302
21,400,000	China Overseas Land & Investment Ltd. (Diversified)	33,368,280
11,886,000	Shui On Land Ltd. (Diversified)	10,664,400

		54,583,982

France – 7.8%
154,500	Fonciere des Regions (Diversified)(a)	22,536,233
155,184	Klepierre (Retail)(a)	26,278,273
99,420	Societe Immobiliere de Location pour l’Industrie et le Commerce (Industrial)	16,033,145
151,460	Unibail (Diversified)(a)	38,733,436

		103,581,087

Germany – 2.2%
7,406,186	Dawnay Day Sirius Ltd.* (Office)	9,673,066
211,527	Eurocastle Investment Ltd. (Diversified)	9,773,929
7,036,804	Speymill Deutsche Immobilien Co. PLC* (Residential)	9,690,632

		29,137,627

Hong Kong – 7.7%
9,032,000	Hongkong Land Holdings, Inc. (Office)	40,700,025
3,793,023	Kerry Properties Ltd. (Diversified)	23,822,307
4,545,069	Sino Land Co. Ltd. (Diversified)	9,462,776
2,321,000	Sun Hung Kai Properties Ltd. (Diversified)	27,927,786

		101,912,894

Japan – 22.6%
2,496	Japan Excellent, Inc. (REIT) (Office)	21,450,438
3,509	Kenedix Realty Investment Corp. (REIT) (Diversified)	26,251,893
3,318,000	Mitsubishi Estate Co. Ltd. (Diversified)	90,019,459
2,716,000	Mitsui Fudosan Co. Ltd. (Office)	76,124,928
3,106	New City Residence Investment Corp. (REIT) (Residential)	17,259,238
4,916	Nippon Commercial Investment Corp. (REIT) (Office)	21,361,314
709,400	Nomura Real Estate Holdings, Inc. (Diversified)	23,040,570
694,000	Sumitomo Realty & Development Co. Ltd. (Office)	22,601,110

		298,108,950

Mexico – 2.0%
5,588,768	Urbi Desarrollos Urbanos SA de CV* (Residential)	25,736,216

Netherlands – 1.7%
171,914	Rodamco Eurpoe NV (Retail)(a)	22,861,192

Phillippines – 0.8%
25,968,800	Robinsons Land Corp. (Diversified)	10,951,367

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Shares	Description	Value
Common Stocks – (continued)

Poland – 0.7%
3,974,434	Dawnay Day Carpathian PLC (Retail)	$9,379,981

Singapore – 5.8%
5,149,000	Capitaland Ltd. (Residential)	27,279,777
6,115,000	CapitaMall Trust (REIT) (Retail)	16,884,515
2,827,000	Keppel Land Ltd. (Residential)	16,201,978
12,413,000	Suntec Real Estate Investment Trust (REIT) (Office)	15,762,000

		76,128,270

United Kingdom – 16.4%
2,103,295	British Land Co. PLC (REIT) (Diversified)	56,282,355
399,408	Capital & Regional Properties PLC (Retail)	9,269,458
1,070,121	Derwent Valley Holdings PLC (REIT)(Office)	39,239,161
2,587,143	Great Portland Estates PLC (REIT) (Office)	34,316,993
486,172	Land Securities Group PLC (REIT) (Diversified)	16,931,125
203,038	Mapeley Ltd. (Office)	11,339,112
3,910,105	Minerva PLC* (Office)	27,544,637
2,770,531	Unite Group PLC (Residential)	22,258,403

		217,181,244

TOTAL COMMON STOCKS
(Cost $1,237,345,490)		$1,299,797,683

	Description	Value
Units
Rights – 0.1%

20,056,858	Valad Property Group (Office)	$828,955
5,081,194	Westfield Group (Retail)	172,313

TOTAL RIGHTS
(Cost $0)		$1,001,268

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 6.6%

JPMorgan Chase Euro – Time Deposit
$87,758,373	5.282%	07/02/07	$87,758,373
(Cost $87,758,373)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,325,103,863)			$1,388,557,324

		Interest
Shares	Description	Rate	Value
Securities Lending Collateral – 2.2%

29,106,112	Boston Global Investment Trust – Enhanced Portfolio	5.309%	$29,106,112
(Cost $29,106,112)

TOTAL INVESTMENTS – 107.3%
(Cost $1,354,209,975)			$1,417,663,436

LIABILITIES IN EXCESS OF OTHER ASSETS – (7.3)%			(95,913,843)

NET ASSETS – 100.0%			$1,321,749,593

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of this security is on loan.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

As a % of
Net Assets
Investments Industry Classifications†

Diversified	34.5%
Hotels	0.3
Industrial	2.6
Office	34.6
Other	0.2
Residential	12.0
Retail	14.3
Short-term Investments#	8.8

TOTAL INVESTMENTS	107.3%

†	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short-term investments include securities lending collateral.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Schedule of Investments
June 30, 2007 (Unaudited)

Principal	Interest	Maturity
Amount	Rate	Date	Value
Commodity Index Linked Structured Notes(a)(b)(c)(d) – 33.8%

AIG-FP Private Funding (Cayman) Ltd.
$11,300,000	5.210%	05/01/08	$11,518,994
500,000	5.210	05/01/08	511,350
500,000	5.210	05/01/08	507,375
13,800,000	5.210	05/07/08	15,144,258
500,000	5.210	06/09/08	527,270
500,000	5.210	06/09/08	516,120
2,000,000	5.170	07/14/08	2,062,580
3,500,000	5.170	07/14/08	3,500,000
1,000,000	5.170	07/14/08	1,003,320
1,000,000	5.170	07/14/08	1,050,680
500,000	5.210	07/14/08	514,110
1,000,000	5.210	07/14/08	1,089,160
1,400,000	5.210	07/14/08	1,574,454
Barclays Bank PLC
5,500,000	5.220	05/07/08	5,601,349
4,000,000	5.220	08/05/08	4,000,000
1,000,000	5.220	05/26/09	1,038,318
Commonwealth Bank of Australia Series A
13,000,000	5.250	05/01/08	13,254,020
Merrill Lynch & Co.
5,500,000	5.200	04/25/08	5,592,895
3,000,000	5.200	05/30/08	3,173,590
2,000,000	5.200	09/08/08	2,000,000
Morgan Stanley Capital Services
5,500,000	5.260	05/07/08	5,558,905
5,000,000	5.260	08/06/08	5,000,000

TOTAL COMMODITY LINKED STRUCTURED NOTES
(Cost $82,001,500)			$84,738,748

Corporate Bonds – 12.9%

Banks – 4.5%
ANZ Capital Trust(d)
$1,950,000	4.484%	12/31/49	$1,891,806
Greater Bay Bancorp
2,650,000	5.125	04/15/10	2,614,217
Independence Community Bank Corp.(a)
825,000	3.750	04/01/14	798,374
ING Capital Funding Trust III(a)
1,775,000	8.439	12/29/49	1,927,267
Nordea Bank Sweden AB(a)(d)
1,410,000	8.950	12/31/49	1,503,757
Sovereign Bank(a)
700,000	4.375	08/01/13	690,286
Washington Mutual, Inc.(a)
1,900,000	5.500	08/24/11	1,881,935

			11,307,642

Brokerage – 0.4%
Lehman Brothers Holdings, Inc.(a)
1,000,000	5.500	05/25/10	999,117

Consumer Cyclical – 0.8%
DaimlerChrysler NA Holdings Corp.(a)
1,925,000	5.790	03/13/09	1,933,124

Communications – 0.8%
GTE Corp.
900,000	7.510	04/01/09	927,711
Time Warner Cable, Inc.(d)
1,025,000	5.400	07/02/12	1,006,165

			1,933,876

Consumer Noncyclical – 0.5%
Altria Group, Inc.
1,250,000	5.625	11/04/08	1,251,413

Electric – 0.4%
MidAmerican Energy Holdings Co.
950,000	5.650	07/15/12	950,803

Financial Companies – 3.1%
American General Finance Corp.
3,075,000	4.000	03/15/11	2,904,453
Countrywide Home Loans, Inc.
2,075,000	4.000	03/22/11	1,944,141
Household Finance Corp.
925,000	7.000	05/15/12	972,292
HSBC Finance Corp.
1,800,000	8.000	07/15/10	1,921,024

			7,741,910

Insurance – 1.2%
Prudential Financial, Inc.
1,975,000	5.800	06/15/12	1,989,453
ZFS Finance USA Trust I(a)(d)
1,000,000	6.150	12/15/65	1,001,487

			2,990,940

REITs – 1.2%
Camden Property Trust
1,175,000	4.375	01/15/10	1,140,181
Westfield Capital Corp. Ltd.(d)
2,025,000	4.375	11/15/10	1,950,427

			3,090,608

TOTAL CORPORATE BONDS
(Cost $32,162,173)			$32,199,433

Mortgage-Backed Obligations – 9.2%

Adjustable Rate Non-Agency(a) – 4.8%
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-10 Class A3
$2,000,000	4.650%	10/25/35	$1,947,376
Countrywide Alternative Loan Trust Series 2005-31 Class 2A1
3,151,677	5.620	08/25/35	3,154,897
Countrywide Alternative Loan Trust Series 2005-59 Class 1A1
3,512,113	5.650	11/20/35	3,524,503

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate Non-Agency(a) – (continued)
Washington Mutual Alternative Mortgage Pass Through Certificates Series 2005-AR11 Class A1A
$3,540,394	5.640%	08/25/45	$3,548,362

			12,175,138

CMBS – Sequential Fixed Rate – 4.4%
Banc of America Commercial Mortgage, Inc. Series 2006-5 Class A4
2,000,000	5.414	09/10/47	1,937,885
Citigroup Commercial Mortgage Trust Series 2006-C4 Class A3
2,000,000	5.914	03/15/49	1,993,213
Credit Suisse Mortgage Capital Certificates Series 2006-C4 Class A3
2,000,000	5.467	09/15/39	1,941,559
First Union National Bank Commercial Mortgage Series 2000-C2 Class A2
3,000,000	7.202	10/15/32	3,122,026
LB-UBS Commercial Mortgage Trust Series 2006-C7 Class A3
2,000,000	5.347	11/15/38	1,925,271

			10,919,954

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $23,176,955)			$23,095,092

Short-Term Obligation – 33.2%

JPMorgan Chase Nassau – Time Deposit
$83,350,275	5.282%	07/02/07	$83,350,275
(Cost $83,350,275)

TOTAL INVESTMENTS – 89.1%
(Cost $220,690,903)			$223,383,548

OTHER ASSETS IN EXCESS OF LIABILITIES – 10.9%			27,462,671

NET ASSETS – 100.0%			$250,846,219

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2007.

(b)	Security is linked to the S&P GSCI Total Return Index (“the Index”). The Index is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The GSCI currently includes twenty-four commodities in five broad sectors: energy, industrial metals, precious metals, agricultural produces, and livestock products.

(c)	The Structured Notes take into consideration a leverage factor of 300%.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser. Total market value of Rule 144A securities amounts to $92,092,390, which represents approximately 36.7% of net assets as of June 30, 2007.

Investment Abbreviations:
CMBS	—	Commercial Mortgage Backed Securities
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS —
At June 30, 2007, the following futures contracts were open:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	170	July 2007	$40,223,063	$(578)
Eurodollars	160	September 2007	37,868,000	(4,169)
U.S. Treasury Bonds	3	September 2007	323,250	1,993
2 Year U.S. Treasury Notes	(92)	September 2007	(18,747,875)	(37,540)
5 Year U.S. Treasury Notes	(241)	September 2007	(25,082,828)	(35,263)
10 Year U.S. Treasury Notes	(86)	September 2007	(9,090,469)	30,689

TOTAL			$25,493,141	$(44,868)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS
Statements of Assets and Liabilities
June 30, 2007 (Unaudited)

U.S. Equity
Dividend and
Premium Fund

Assets:

Investment in securities, at value (identified cost $336,591,605, $244,132,601, $328,845,656, $767,709,064, $1,325,103,863 and $220,690,903, respectively)(a)	$364,635,096
Securities lending collateral, at value which equals cost	—
Cash(b)	3,878,624
Foreign currency, at value (identified cost $0, $18,443, $0, $0, $6,531,216, $0, respectively)	—
Receivables:
Investment securities sold, at value	371,900
Fund shares sold	2,596,716
Dividends and interest, at value	739,420
Foreign tax reclaims, at value	—
Reimbursement from adviser	—
Securities lending income	—
Deferred offering costs	—
Other assets	2,977

Total assets	372,224,733

Liabilities:

Due to custodian	—
Payables:
Payable upon return of securities loaned	—
Written options, at value (premium received $3,751,485)	3,319,800
Fund shares repurchased	491,622
Amounts owed to affiliates	349,503
Investment securities purchased, at value	—
Variation margin	33,858
Accrued expenses and other liabilities	72,100

Total liabilities	4,266,883

Net Assets:

Paid-in capital	344,476,931
Accumulated undistributed (distributions in excess of) net investment income (loss)	39,127
Accumulated net realized gain (loss) on investment, options, futures and foreign currency related transactions	(5,099,805)
Net unrealized gain on investments, options, futures and translation of assets and liabilities denominated in foreign currencies	28,541,597

NET ASSETS	$367,957,850

Net Assets:
Class A	$269,073,362
Class B	—
Class C	13,616,511
Institutional	85,267,977
Service	—

Shares outstanding:
Class A	23,533,639
Class B	—
Class C	1,189,443
Institutional	7,458,444
Service	—

Total shares outstanding, $0.001 par value (unlimited shares authorized)	32,181,526

Net asset value, offering and redemption price per share:(c)
Class A	$11.43
Class B	—
Class C	11.45
Institutional	11.43
Service	—

(a)	Includes loaned securities having a market value of $0, $28,582,108, $4,602,624, $79,346,446, $27,089,089 and $0 for the U.S. Equity Dividend and Premium, Tollkeeper, Structured Tax-Managed Equity, Real Estate Securities, International Real Estate Securities and Commodity Strategy Funds, respectively.
(b)	Includes restricted cash of $1,233,600, $1,051,600 and $74,808 for the U.S. Equity Dividend and Premium, Structured Tax-Managed Equity and Commodity Strategy Funds, respectively, relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the U.S. Equity Dividend and Premium, Tollkeeper, Structured Tax-Managed Equity, Real Estate Securities, International Real Estate Securities, and Commodity Strategy Funds (NAV per share multiplied by 1.0471) is $12.10, $10.38, $13.16, $21.77, $13.24 and $10.55, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS

	Structured		International
Tollkeeper	Tax-Managed	Real Estate	Real Estate	Commodity
Fund	Equity Fund	Securities Fund	Securities Fund	Strategy Fund

$316,607,444	$397,918,766	$994,951,033	$1,388,557,324	$223,383,548
29,417,950	4,880,825	81,235,325	29,106,112	—
—	1,051,600	—	—	1,534,808
18,443	—	—	6,565,073	—

4,452,192	1,180,534	3,710,125	42,889,594	—
187,820	3,041,088	2,662,482	12,840,721	44,035,866
540,389	499,832	3,113,546	4,621,540	813,199
946	—	—	264,383	—
38,543	27,552	15,178	9,156	47,119
17,862	10,757	30,582	51,118	—
—	—	—	15,247	184,110
1,150	2,349	9,134	8,373	—

351,282,739	408,613,303	1,085,727,405	1,484,928,641	269,998,650

580,950	—	601,380	168,286	1,321,058

29,417,950	4,880,825	81,235,325	29,106,112	—
—	—	—	—	—
816,743	1,200,564	18,289,616	58,278,350	9,893
410,837	367,260	1,101,125	1,423,231	102,530
6,197,206	—	1,660,162	73,884,114	17,507,032
—	6,700	—	—	132,921
323,889	57,202	107,989	318,955	78,997

37,747,575	6,512,551	102,995,597	163,179,048	19,152,431

1,637,976,982	370,875,096	686,437,675	1,243,851,525	248,197,637
(1,818,325)	1,328,776	33,958	(4,128,914)	(54,540)
(1,387,928,135)	(39,200,006)	69,018,206	18,496,923	55,345
65,304,642	69,096,886	227,241,969	63,530,059	2,647,777

$313,535,164	$402,100,752	$982,731,808	$1,321,749,593	$250,846,219

$132,433,168	$259,590,679	$426,904,877	$718,918,613	$50,223,676
106,656,977	24,328,337	19,035,555	—	—
57,453,152	32,394,811	23,141,757	13,924,625	24,385
16,792,826	85,325,731	503,936,980	588,906,355	200,598,158
199,041	461,194	9,712,639	—	—

13,494,264	20,868,567	20,755,243	57,488,341	4,984,018
11,523,327	2,035,078	923,496	—	—
6,212,030	2,716,360	1,133,166	1,118,201	2,420
1,657,919	6,734,766	24,383,439	47,034,411	19,855,449
20,390	37,151	469,912	—	—

32,907,930	32,391,922	47,665,256	105,640,953	24,841,887

$9.81	$12.44	$20.57	$12.51	$10.08
9.26	11.95	20.61	—	—
9.25	11.93	20.42	12.45	10.08
10.13	12.67	20.67	12.52	10.10
9.76	12.41	20.67	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS
Statements of Operations
For the period ended June 30, 2007 (Unaudited)

U.S. Equity
Dividend and
Premium Fund

Investment Income:

Dividends(a)	$6,286,764
Interest (including securities lending income of $0, $98,831, $40,537, $58,454, $418,417 and $0, respectively)	381,342

Total Investment income	6,668,106

Expenses:

Management fees	1,163,008
Distribution and Service fees(c)	343,971
Transfer agent fees(c)	243,627
Professional fees	20,778
Shareholder meeting expense	16,468
Registration fees	11,006
Custody and accounting fees	4,678
Trustee fees	9,719
Printing fees	3,000
Amortization of offering costs	—
Service share fees	—
Other	4,095

Total expenses	1,820,350

Less — expense reductions	(8,111)

Net expenses	1,812,239

NET INVESTMENT INCOME (LOSS)	4,855,867

Realized and unrealized gain (loss) on investment, options, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions (including commissions recaptured of $14,733 Tollkeeper Fund only)	(142,561)
Foreign currency related transactions	—
Futures transactions	57,478
Written Options	(4,306,800)
Net change in unrealized gain (loss) on:
Investments	16,212,015
Foreign currency related transactions	—
Futures	94,383
Written Options	182,385

Net realized and unrealized gain (loss) on investment, options, futures and foreign currency related transactions:	12,096,900

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,952,767

(a)	For the Tollkeeper, Real Estate Securities and International Real Estate Securities Funds, foreign taxes withheld on dividends were $440, $69,168 and $1,683,293, respectively.
(b)	Commenced operations on March 30, 2007.
(c)	Class specific Distribution and Service and Transfer agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

U.S. Equity Dividend and Premium	$288,896	$—	$55,075	$219,562	$—	$10,464	$13,601	$—
Tollkeeper	139,392	451,372	256,934	105,938	85,761	48,818	3,267	36
Structured Tax-Managed Equity	238,180	123,079	155,700	181,017	23,385	29,583	14,492	89
Real Estate Securities	588,474	117,256	137,258	447,243	22,279	26,079	119,379	2,458
International Real Estate Securities	664,642	—	29,650	505,131	—	5,634	101,881	—
Commodity Strategy	23,447	—	34	15,006	—	5	13,364	—
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS

	Structured		International
Tollkeeper	Tax-Managed	Real Estate	Real Estate	Commodity
Fund	Equity Fund	Securities Fund	Securities Fund	Strategy Fund(b)

$753,948	$2,779,806	$15,962,348	$14,852,430	$—
96,955	365,652	523,973	1,102,073	1,582,176

850,903	3,145,458	16,486,321	15,954,503	1,582,176

1,348,450	1,117,362	5,584,728	5,507,295	213,959
847,698	516,959	842,988	694,292	23,481
243,820	248,566	617,438	612,646	28,375
33,725	32,326	36,010	42,279	39,919
174,805	20,646	91,629	66,826	20,298
16,934	25,662	32,392	42,599	10,612
6,023	6,373	14,304	260,180	7,844
9,719	9,719	9,719	9,719	4,793
27,177	27,763	29,230	55,635	8,976
—	—	—	91,971	58,190
446	1,113	30,724	—	—
94,274	14,284	51,201	22,244	9,469

2,803,071	2,020,773	7,340,363	7,405,686	425,916

(113,624)	(197,307)	(163,485)	(316,568)	(120,820)

2,689,447	1,823,466	7,176,878	7,089,118	305,096

(1,838,544)	1,321,992	9,309,443	8,865,385	1,277,080

6,871,752	(2,400,867)	59,901,452	16,291,982	46,701
101	—	—	(76,724)	—
—	415,689	—	—	8,644
—	—	—	—	—

24,335,171	18,521,623	(151,980,649)	(5,548,941)	2,692,645
5	—	—	67,778	—
—	16,641	—	—	(44,868)
—	—	—	—	—

31,207,029	16,553,086	(92,079,197)	10,734,095	2,703,122

$29,368,485	$17,875,078	$(82,769,754)	$19,599,480	$3,980,202

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS
Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund		Tollkeeper Fund

	For the		For the
	Six Months Ended	For the	Six Months Ended	For the
	June 30, 2007	Year Ended	June 30, 2007	Year Ended
	(Unaudited)	December 31, 2006	(Unaudited)	December 31, 2006

From operations:

Net investment income (loss)	$4,855,867	$4,388,739	$(1,838,544)	$(4,499,148)
Net realized gain (loss) on investment, options, futures and foreign currency related transactions	(4,391,883)	5,720,560	6,871,853	3,703,499
Payment by affiliates to reimburse certain security claims	—	—	—	—
Net change in unrealized gain (loss) on investments, options, futures and translation of assets and liabilities denominated in foreign currencies	16,488,783	11,116,224	24,335,176	33,560,121

Net increase (decrease) in net assets resulting from operations	16,952,767	21,225,523	29,368,485	32,764,472

Distributions to shareholders:

From net investment income
Class A Shares	(3,529,684)	(3,336,695)	—	—
Class B Shares	—	—	—	—
Class C Shares	(131,774)	(87,084)	—	—
Institutional Shares	(1,155,870)	(1,005,928)	—	—
Service Shares	—	—	—	—
From net realized gains
Class A Shares	—	(4,338,099)	—	—
Class B Shares	—	—	—	—
Class C Shares	—	(183,039)	—	—
Institutional Shares	—	(1,200,953)	—	—
Service Shares	—	—	—	—
From tax return of capital
Class A Shares	—	(164,752)	—	—
Class C Shares	—	(6,503)	—	—
Institutional Shares	—	(45,524)	—	—

Total distributions to shareholders	(4,817,328)	(10,368,577)	—	—

From share transactions:

Proceeds from sales of shares	149,095,614	201,061,990	22,410,825	35,177,801
Proceeds received in connection with merger	—	—	55,815,600	—
Reinvestments of dividends and distributions	3,824,338	8,156,917	—	—
Cost of shares repurchased	(36,655,083)	(24,307,028)	(63,286,156)	(114,406,280)

Net increase (decrease) in net assets resulting from share transactions	116,264,869	184,911,879	14,940,269	(79,228,479)

NET INCREASE (DECREASE)	128,400,308	195,768,825	44,308,754	(46,464,007)

Net assets:

Beginning of period	239,557,542	43,788,717	269,226,410	315,690,417

End of period	$367,957,850	$239,557,542	$313,535,164	$269,226,410

Accumulated undistributed (distributions in excess of) net investment income (loss)	$39,127	$588	$(1,818,325)	$20,219

(a)	Net of $10,905 and $40 of redemption fees remitted to the International Real Estate Securities and the Commodity Strategy Funds, respectively.
(b)	Commenced operations on July 31, 2006.
(c)	Commenced operations on March 30, 2007.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS

Structured Tax-Managed Equity Fund		Real Estate Securities Fund		International Real Estate Securities Fund			Commodity Strategy Fund

For the		For the		For the			For the
Six Months Ended	For the	Six Months Ended	For the	Six Months Ended		For the	Period Ended
June 30, 2007	Year Ended	June 30, 2007	Year Ended	June 30, 2007		Period Ended	June 30, 2007(c)
(Unaudited)	December 31, 2006	(Unaudited)	December 31, 2006	(Unaudited)		December 31, 2006(b)	(Unaudited)

$1,321,992	$1,295,854	$9,309,443	$10,771,894	$8,865,385		$2,060,408	$1,277,080

(1,985,178)	5,298,634	59,901,452	77,685,003	16,215,258		2,191,413	55,345
—	—	—	—	—		348,802	—

18,538,264	19,264,476	(151,980,649)	169,367,298	(5,481,163)		69,011,222	2,647,777

17,875,078	25,858,964	(82,769,754)	257,824,195	19,599,480		73,611,845	3,980,202

—	(791,490)	(4,319,795)	(5,923,884)	(4,675,088)		(2,082,904)	(296,517)
—	—	(114,608)	(222,993)	—		—	—
—	—	(146,198)	(234,729)	(73,302)		(4,604)	(110)
—	(518,202)	(6,489,313)	(8,295,965)	(5,170,596)		(3,001,383)	(1,034,993)
—	(1,198)	(96,253)	(126,762)	—		—	—

—	—	—	(27,365,553)	—		—	—
—	—	—	(1,490,410)	—		—	—
—	—	—	(1,629,692)	—		—	—
—	—	—	(33,328,751)	—		—	—
—	—	—	(775,676)	—		—	—

—	—	—	—	—		—	—
—	—	—	—	—		—	—
—	—	—	—	—		—	—

—	(1,310,890)	(11,166,167)	(79,394,415)	(9,918,986)		(5,088,891)	(1,331,620)

159,496,788	130,365,061	244,419,541	342,618,244	828,695,554		568,994,487	248,032,701
—	—	—	—	—		—	—
—	936,690	10,086,103	71,091,143	9,350,073		4,898,199	1,311,662
(29,855,324)	(43,692,168)	(240,479,683)	(227,124,880)	(158,064,567	)(a)	(10,327,601)	(1,146,726	)(a)

129,641,464	87,609,583	14,025,961	186,584,507	679,981,060		563,565,085	248,197,637

147,516,542	112,157,657	(79,909,960)	365,014,287	689,661,554		632,088,039	250,846,219

254,584,210	142,426,553	1,062,641,768	697,627,481	632,088,039		—	—

$402,100,752	$254,584,210	$982,731,808	$1,062,641,768	$1,321,749,593		$632,088,039	$250,846,219

$1,328,776	$6,784	$33,958	$1,890,682	$(4,128,914)		$(3,075,313)	$(54,540)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements
June 30, 2007 (Unaudited)
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs U.S. Equity Dividend and Premium Fund, the Goldman Sachs Tollkeeper Fund, Goldman Sachs Structured Tax-Managed Equity Fund, Goldman Sachs Real Estate Securities Fund, Goldman Sachs International Real Estate Securities Fund, and the Goldman Sachs Commodity Strategy Fund (which commenced operations on March 30, 2007) (collectively, the “Funds” or individually a “Fund”). The U.S. Equity Dividend and Premium Fund and the International Real Estate Securities Fund are diversified portfolios offering three classes of shares — Class A, Class C and Institutional Shares. The Commodity Strategy Fund is a non-diversified portfolio offering three classes of shares — Class A, Class C and Institutional Shares. The Tollkeeper Fund, Structured Tax-Managed Equity Fund and Real Estate Securities Fund are diversified portfolios offering five classes of shares — Class A, Class B, Class C, Institutional Class and Service Class.
     Class A Shares of the U.S. Equity Dividend and Premium, Tollkeeper, Structured Tax-Managed Equity, Real Estate Securities and International Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional and Service Class Shares of the Funds are not subject to a sales charge. Such sales charges are paid directly to Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds.
     The U.S. Equity Dividend and Premium Fund invests a portion of its portfolio in written options. Writing (selling) call options limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. When the U.S. Equity Dividend and Premium Fund writes (sells) S&P 500 Index or related ETF call options, it receives cash but limits its opportunity to profit from an increase in the market value of the S&P 500 Index or related ETF beyond the exercise price (plus the premium received) of the option. In a rising market, the U.S. Equity Dividend and Premium Fund could significantly underperform the market. The U.S. Equity Dividend and Premium Fund’s option strategies may not fully protect it against declines in the value of the market. Cash received from premiums will enhance return in declining markets, but the U.S. Equity Dividend and Premium Fund will continue to bear the risk of a decline in the value of the securities held in its portfolio. The benefit from writing a call option is limited to the amount of premiums received. In a period of a sharply falling equity market, the Fund will likely also experience sharp declines in its net asset value.
     The Tollkeeper Fund invests primarily in equity investments in “Tollkeeper” companies. In general, the investment adviser defines a Tollkeeper company as a high-quality technology, media, or service company that adopts or uses technology to improve its cost structure, revenue, opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Tollkeeper Fund’s investment performance will be closely tied to many factors which affect those companies. The Fund may also invest in a relatively few number of issuers. As a result, the Fund’s net asset value is more likely to have greater fluctuations than that of a fund which is more diversified or invests in other industries.
     The Real Estate Securities Fund invests primarily in securities of issuers that are primarily engaged in or related to the real estate industry, and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.
     The International Real Estate Securities Fund invests primarily in securities of issuers outside the United States that are engaged in or related to the real estate industry, and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the International Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.

GOLDMAN SACHS SPECIALTY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for securities traded on a foreign securities exchange for which an independent fair value service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investments in securities traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by the adviser by taking into consideration market or security specific information, including, but are not limited to, corporate actions or events, market disruptions or governmental actions.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the funds’ policy to accrue for estimated capital gains taxes, if any, on foreign securities held by the funds which are subject to such tax.
     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
C. Commission Recapture — The Tollkeeper Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Tollkeeper Fund as cash payments and are included in net realized gain (loss) on investments in the Statements of Operations.
D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer agency fees.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly for the U.S. Equity Dividend and Premium Fund, the Real Estate Securities Fund and the Commodity Strategy Fund, semi-annually for the International Real Estate Securities Fund and annually for the Tollkeeper and Structured Tax-Managed Equity Funds. Capital gains distributions, if any, are declared and paid annually for all Funds. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
     In addition, distributions paid by the Structured Tax-Managed Equity, Commodity Strategy, Real Estate Securities and International Real Estate Securities Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.
F. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate or deliver cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
G. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Futures contracts, written options and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
H. Offering Costs — Offering costs paid in connection with the offering of shares of the International Real Estate Securities and Commodity Strategy Funds are amortized on a straight line basis over 12 months from the date of the commencement of operations.
I. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S.

GOLDMAN SACHS SPECIALTY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.
     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on investments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.
J. Options — When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options are valued at the last settlement price, or in the absence of a sale, the last ask price, at the end of each day on the board of trade or exchange upon which they are traded. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss from the sale of the underlying security, and the option is extinguished. When a written call option is exercised, the Funds realize a gain or loss on the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
     Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. Purchased options are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.
K. Commodity Linked Structured Notes — The Commodity Strategy Fund may invest in structured notes whose values are based on the price movements of a commodity index. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. The structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of commodities as well as other factors. These structured notes are subject to prepayment, credit and interest rate risks. The Fund has the option to request prepayment from the issuer at any time. Interest Payments received are recorded as net realized gains in the Statement of Operations. At maturity, or when a note is sold, the Fund records a realized gain or loss.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)
3. AGREEMENTS
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     For the six months ended June 30, 2007, GSAM received a Management fee at the following rates:

	Contractual Management Fee
					Effective Net
	Up to	Next	Over	Effective	Management Fee
Fund	$1 billion	$1 billion	$2 billion	Rate	(after waiver)

U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.75%	0.75%

Tollkeeper	1.00	0.90	0.86	1.00	1.00

Structured Tax-Managed Equity	0.70	0.63	0.60	0.70	0.65 *

Real Estate Securities	1.00	0.90	0.86	0.99	0.99

International Real Estate Securities	1.05	1.05	0.95	1.05	1.03 *

Commodity Strategy	0.50	0.50	0.45	0.50	0.50

*	GSAM voluntarily agreed to waive a portion of its management fee in order to achieve an effective fee of 0.65% and 1.03% as an annual percentage rate of average daily net assets of the Structured Tax-Managed Equity and International Real Estate Securities Funds, respectively, for the six months ended June 30, 2007.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer agency fees and expenses, and Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     The Other Expense limitations for the U.S. Equity Dividend and Premium, Tollkeeper, Structured Tax-Managed Equity, Real Estate Securities, International Real Estate Securities and Commodity Strategy Funds as an annual percentage rate of average daily net assets were 0.054%, 0.064%, 0.004%, 0.004%, 0.064%, and 0.044%, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares.

GOLDMAN SACHS SPECIALTY FUNDS

3. AGREEMENTS (continued)
     Goldman Sachs serves as Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended June 30, 2007, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

U.S. Equity Dividend and Premium	$29,200	N/A	$—

Tollkeeper	13,600	$600	900

Structured Tax-Managed Equity	52,400	—	—

Real Estate Securities	82,700	—	100

International Real Estate Securities	122,700	N/A	—

Commodity Strategy	1,000	N/A	—

     All classes of the International Real Estate Securities and Commodity Strategy Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out (“FIFO”) method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to the Funds and are reflected as a reduction in cost of shares repurchased on the Statements of Changes in Net Assets. Redemption fees are credited to Paid-in capital and are allocated to each share class of the Funds on a pro-rata basis at the time of the payment.
     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% (except for the Commodity Strategy Fund which charges at an annual rate of 0.16%) of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)
3. AGREEMENTS (continued)
     The Trust, on behalf of each Fund, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25%, of the average daily net assets of the Service Shares.
     For the six months ended June 30, 2007, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

			Expense Credits

	Management	Other Expense		Transfer	Total Expense
Fund	Fee Waiver	Reimbursement	Custody Fee	Agent Fee	Reductions

U.S. Equity Dividend and Premium	$—	$—	$1	$7	$8

Tollkeeper	—	101	4	9	114

Structured Tax-Managed Equity	80	109	1	7	197

Real Estate Securities	—	145	1	17	163

International Real Estate Securities	115	189	—	13	317

Commodity Strategy	—	121	—	—	121

     At June 30, 2007, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

U.S. Equity Dividend and Premium	$237	$66	$47	$350

Tollkeeper	228	142	41	411

Structured Tax-Managed Equity	214	101	52	367

Real Estate Securities	875	130	96	1,101

International Real Estate Securities	1,136	155	132	1,423

Commodity Strategy	82	10	11	103

GOLDMAN SACHS SPECIALTY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2007 were as follows:

Fund	Purchases	Sales and Maturities

U.S. Equity Dividend and Premium	$125,668,349	$7,374,503

Tollkeeper	80,845,153	123,448,828

Structured Tax-Managed Equity	204,733,928	75,050,544

Real Estate Securities	292,511,724	202,214,698

International Real Estate Securities	1,050,621,073	394,382,652

Commodity Strategy	96,034,135	489,454

     For the six months ended June 30, 2007, Goldman Sachs earned approximately $10,200, $700, $10,700, $3,500 and $2,500 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the U.S. Equity Dividend and Premium, Tollkeeper, Structured Tax-Managed Equity, International Real Estate Securities, and Commodity Strategy Funds respectively.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended June 30, 2007, are reported parenthetically under Investment Income on the Statements of Operations.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)
5. SECURITIES LENDING (continued)
     The table below details securities lending activity as of, and for the six months ended June 30, 2007:

		Earnings
		Received by the	Amount Payable
	Earnings of BGA	Funds From	to Goldman
	Relating to	Lending to	Sachs Upon
	Securities Loaned	Goldman Sachs	Return of
	for the	for the	Securities Loaned
	six months ended	six months ended	as of June 30,
Fund	June 30, 2007	June 30, 2007	2007

Tollkeeper	$13,705	$28,688	$5,292,750

Structured Tax-Managed Equity	5,330	23,321	2,294,825

Real Estate Securities	8,003	1,821	—

International Real Estate Securities	50,901	92,968	6,875,000

6. LINE OF CREDIT FACILITY
The Funds participate in a $450,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement under the facility, each Fund must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate plus a spread. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the period ended June 30, 2007, the Funds did not have any borrowings under the facility.

GOLDMAN SACHS SPECIALTY FUNDS

7. TAX INFORMATION
As of the Funds’ most recent fiscal year end, December 31, 2006, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	U.S. Equity				International
	Dividend and		Structured	Real Estate	Real Estate
	Premium	Tollkeeper	Tax-Managed	Securities	Securities
	Fund	Fund	Equity Fund	Fund	Fund

Capital loss carryforward:[1]
Expiring 2009	$—	$(773,813,450)	$(16,243,287)	$—	$—
Expiring 2010	—	(476,361,177)	(20,748,975)	—	—
Expiring 2011	—	(137,998,151)	(209,608)	—	—
Expiring 2012	—	(1,145,651)	—	—	—

Total capital loss carryforward	$—	$(1,389,318,429)	$(37,201,870)	$—	$—

Timing differences (post-October losses/certain REIT distributions)	$588	$—	$—	$1,720,892	$(91,030)

[1]	Expiration occurs on December 31 of the year indicated. Due to a Fund merger, utilization of these losses may be limited under the Internal Revenue Code.
     At June 30, 2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity		Structured		International
	Dividend and		Tax-Managed	Real Estate	Real Estate	Commodity
	Premium	Tollkeeper	Equity	Securities	Securities	Strategy
	Fund	Fund	Fund	Fund	Fund	Fund

Tax cost	$337,078,189	$279,011,891	$333,732,304	$849,162,843	$1,341,848,283	$220,690,903

Gross unrealized gain	33,229,807	70,320,471	72,141,440	237,185,908	113,949,904	2,822,196
Gross unrealized loss	(5,672,900)	(3,306,968)	(3,074,153)	(10,162,393)	(38,134,751)	(129,551)

Net unrealized security gain	$27,556,907	$67,013,503	$69,067,287	$227,023,515	$75,815,153	$2,692,645

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, the recognition of gains on appreciated stock for tax purposes, return of capital distributions from Real Estate Investment Trusts, net mark to market gains on Section 1256 options and futures contracts and mark to market gains on Passive Foreign Investment Company investments.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)
8. OTHER MATTERS
Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the tax-free acquisition of the AXA Enterprise MultiManager Technology Fund by the Tollkeeper Fund. The acquisition was completed on June 25, 2007 as of the close of business on June 22, 2007.
     Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise MultiManager Technology Fund’s (“Acquired Fund”) Class A, Class P, Class B, Class C and Class Y were transferred into Tollkeeper Fund’s (“Survivor Fund”) Class A, Class A, Class B, Class C and Institutional Class, respectively, in a tax free exchange as follows:

			Acquired Fund’s
	Exchanged Shares		Shares Outstanding
	of Survivor	Value of	as of
Survivor/Acquired Fund	Issued	Exchanged Shares	June 22, 2007

Tollkeeper Class A/ AXA Enterprise MultiManager Technology Class A	2,149,738	$20,852,398	1,823,253

Tollkeeper Class A/ AXA Enterprise MultiManager Technology Class P	101,611	985,627	85,451

Tollkeeper Class B/ AXA Enterprise MultiManager Technology Class B	2,302,825	21,070,777	1,909,559

Tollkeeper Class C/ AXA Enterprise MultiManager Technology Class C	633,925	5,794,056	525,351

Tollkeeper Institutional Class/ AXA Enterprise MultiManager Technology Class Y	710,566	7,112,742	610,978

     The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the acquisition) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired	Acquired
	Net Assets	Net Assets	immediately	Funds’	Fund’s
	before	before	after	Capital Loss	Unrealized
Fund	acquisition	acquisition	acquisition	Carryforward*	Appreciation

Tollkeeper/ AXA Enterprise MultiManager Technology	$262,675,543	$55,815,600	$318,491,143	$(256,832,499)	$7,170,206

*	Utilization of these losses may be limited under the Internal Revenue Code.

GOLDMAN SACHS SPECIALTY FUNDS

8. OTHER MATTERS (continued)
     As of June 30, 2007, Goldman Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 16% of the outstanding shares of the Real Estate Securities Fund.
     In addition, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the U.S. Equity Dividend and Premium, Real Estate Securities, International Real Estate Securities, and Commodity Strategy Funds as of June 30, 2007 (as a percentage of outstanding Institutional shares):

						Goldman Sachs
	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs	Satellite
	Balanced Strategy	Growth and Income	Growth Strategy	Equity Growth	Income	Strategies
Fund	Portfolio	Strategy Portfolio	Portfolio	Strategy Portfolio	Strategies Portfolio	Portfolio

U.S. Equity Dividend and Premium	—%	—%	—%	—%	5%	—%

Real Estate Securities	2%	9%	8%	3%	—%	—%

International Real Estate Securities	1%	10%	10%	3%	—%	—%

Commodity Strategy	6%	39%	36%	15%	—%	1%

New Accounting Pronouncement — On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157, “Fair Value Measurement” (“FAS 157”), which provides enhanced guidance for using fair value to measure assets and liabilities. FAS 157 requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the Funds’ financial statements; however, additional disclosures will be required.
9. CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On December 14, 2006, the Board of Trustees of the Trust, upon the recommendation of the Board’s audit committee approved a change of the Tollkeeper, Structured Tax-Managed Equity and Real Estate Securities Funds’ independent registered public accounting firm from Ernst & Young LLP to PricewaterhouseCoopers LLP. For the years ended December 31, 2006 and December 31, 2005, Ernst & Young LLP’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and Ernst & Young LLP on accounting principles or practices, financial statement disclosure, or audit scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference to the disagreement in their reports.
10. SUBSEQUENT EVENT
Effective July 2, 2007, Goldman Sachs has voluntarily reduced the transfer agent fee on the Commodity Strategy Fund from an annual rate of 0.16% to an annual rate of 0.13% of the average daily net assets for Class A, Class B and Class C shares.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)
11. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	U.S. Equity Dividend and Premium Fund

	For the Six Months Ended
	June 30, 2007		For the Year Ended
	(Unaudited)		December 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	9,504,648	$106,805,572	13,913,911	$146,902,278
Reinvestment of dividends and distributions	258,284	2,891,703	592,907	6,410,155
Shares repurchased	(2,792,770)	(31,340,422)	(1,806,655)	(19,145,459)

	6,970,162	78,356,853	12,700,163	134,166,974

Class C Shares
Shares sold	487,338	5,493,836	667,396	7,050,851
Reinvestment of dividends and distributions	6,451	72,190	11,135	120,940
Shares repurchased	(50,408)	(572,240)	(34,666)	(370,924)

	443,381	4,993,786	643,865	6,800,867

Institutional Shares
Shares sold	3,284,967	36,796,206	4,452,681	47,108,861
Reinvestments of dividends and distributions	76,709	860,445	150,365	1,625,822
Shares repurchased	(424,520)	(4,742,421)	(456,252)	(4,790,645)

	2,937,156	32,914,230	4,146,794	43,944,038

NET INCREASE	10,350,699	$116,264,869	17,490,822	$184,911,879

GOLDMAN SACHS SPECIALTY FUNDS

	Tollkeeper Fund

	For the Six Months Ended
	June 30, 2007		For the Year Ended
	(Unaudited)		December 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,652,482	$15,580,864	2,751,892	$23,344,093
Shares issued in connection with merger	2,251,349	21,838,025	—	—
Shares converted from Class B(a)	31,236	303,514	124,990	1,036,363
Shares repurchased	(2,429,113)	(25,851,701)	(6,569,954)	(55,336,401)

	1,505,954	11,870,702	(3,693,072)	(30,955,945)

Class B Shares
Shares sold	80,110	700,000	97,639	789,510
Shares issued in connection with merger	2,302,825	21,070,777	—	—
Shares converted to Class A(a)	(33,101)	(303,514)	(131,590)	(1,036,363)
Shares repurchased	(1,782,056)	(18,293,497)	(4,756,575)	(37,878,268)

	567,778	3,173,766	(4,790,526)	(38,125,121)

Class C Shares
Shares sold	576,887	5,164,810	321,766	2,567,115
Shares issued in connection with merger	633,925	5,794,056	—	—
Shares repurchased	(1,004,932)	(10,270,128)	(2,251,277)	(17,949,183)

	205,880	688,738	(1,929,511)	(15,382,068)

Institutional Shares
Shares sold	94,718	921,984	965,833	8,252,943
Shares issued in connection with merger	710,566	7,112,742	—	—
Shares repurchased	(829,219)	(8,848,471)	(356,015)	(3,063,163)

	(23,935)	(813,745)	609,818	5,189,780

Service Shares
Shares sold	4,558	43,167	26,397	224,140
Shares repurchased	(1,955)	(22,359)	(21,173)	(179,265)

	2,603	20,808	5,224	44,875

NET INCREASE (DECREASE)	2,258,280	$14,940,269	(9,798,067)	$(79,228,479)

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)
11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Structured Tax-Managed Equity Fund

	For the Six Months Ended
	June 30, 2007		For the Year Ended
	(Unaudited)		December 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,690,500	$130,812,858	7,082,632	$78,026,878
Shares converted from Class B(a)	9,446	117,433	34,091	373,208
Reinvestment of dividends and distributions	—	—	61,796	722,378
Shares repurchased	(1,672,321)	(20,367,812)	(2,675,482)	(29,699,836)

	9,027,625	110,562,479	4,503,037	49,422,628

Class B Shares
Shares sold	58,087	674,665	125,118	1,325,882
Shares converted to Class A(a)	(9,819)	(117,433)	(35,406)	(373,208)
Shares repurchased	(209,319)	(2,439,566)	(404,170)	(4,279,837)

	(161,051)	(1,882,334)	(314,458)	(3,327,163)

Class C Shares
Shares sold	270,914	3,137,212	671,090	7,150,821
Shares repurchased	(156,763)	(1,842,198)	(332,912)	(3,523,643)

	114,151	1,295,014	338,178	3,627,178

Institutional Shares
Shares sold	2,008,180	24,780,940	3,977,592	43,861,457
Reinvestment of dividends and distributions	—	—	18,038	214,312
Shares repurchased	(423,209)	(5,195,503)	(536,054)	(6,085,810)

	1,584,971	19,585,437	3,459,576	37,989,959

Service Shares
Shares sold	7,710	91,113	2	23
Shares repurchased	(808)	(10,245)	(9,417)	(103,042)

	6,902	80,868	(9,415)	(103,019)

NET INCREASE	10,572,598	$129,641,464	7,976,918	$87,609,583

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SPECIALTY FUNDS

	Real Estate Securities Fund

	For the Six Months Ended
	June 30, 2007		For the Year Ended
	(Unaudited)		December 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	4,767,566	$110,586,455	7,321,393	$151,559,336
Shares converted from Class B(a)	8,404	188,936	17,389	363,454
Reinvestment of dividends and distributions	179,729	3,863,642	1,322,749	29,524,041
Shares repurchased	(3,972,262)	(90,768,825)	(5,591,822)	(116,251,546)

	983,437	23,870,208	3,069,709	65,195,285

Class B Shares
Shares sold	87,993	2,057,646	157,985	3,346,448
Shares converted to Class A(a)	(8,401)	(188,936)	(17,357)	(363,454)
Reinvestment of dividends and distributions	4,523	97,161	65,154	1,463,633
Shares repurchased	(221,087)	(5,047,034)	(338,206)	(6,981,202)

	(136,972)	(3,081,163)	(132,424)	(2,534,575)

Class C Shares
Shares sold	229,544	5,381,945	259,121	5,420,920
Reinvestment of dividends and distributions	4,852	103,364	60,767	1,353,048
Shares repurchased	(267,929)	(5,984,667)	(268,107)	(5,553,366)

	(33,533)	(499,358)	51,781	1,220,602

Institutional Shares
Shares sold	5,251,363	122,138,323	8,352,225	174,645,847
Reinvestment of dividends and distributions	276,384	5,982,887	1,716,355	38,400,116
Shares repurchased	(5,926,762)	(132,892,956)	(4,560,342)	(94,986,195)

	(399,015)	(4,771,746)	5,508,238	118,059,768

Service Shares
Shares sold	181,313	4,255,172	359,776	7,645,692
Reinvestment of dividends and distributions	1,803	39,049	15,565	350,306
Shares repurchased	(249,921)	(5,786,201)	(157,362)	(3,352,571)

	(66,805)	(1,491,980)	217,979	4,643,427

NET INCREASE	347,112	$14,025,961	8,715,283	$186,584,507

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SPECIALTY FUNDS
Notes to Financial Statements (continued)
June 30, 2007 (Unaudited)
11. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Real Estate Securities Fund

	For the Six Months Ended
	June 30, 2007		For the Period Ended
	(Unaudited)		December 31, 2006 (a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	37,763,956	$482,390,826	23,687,149	$255,420,606
Reinvestment of dividends and distributions	355,243	4,429,878	172,393	1,980,795
Shares repurchased	(4,234,631)	(53,954,424)	(255,769)	(2,865,210)

	33,884,568	432,866,280	23,603,773	254,536,191

Class C Shares
Shares sold	1,115,301	14,349,463	69,161	766,504
Reinvestment of dividends and distributions	4,598	57,110	373	4,282
Shares repurchased	(71,227)	(898,725)	(5)	(58)

	1,048,672	13,507,848	69,529	770,728

Institutional Shares
Shares sold	25,943,171	331,955,265	29,346,782	312,807,377
Reinvestments of dividends and distributions	389,358	4,863,085	253,095	2,913,122
Shares repurchased	(8,205,320)	(103,211,418)	(692,675)	(7,462,333)

	18,127,209	233,606,932	28,907,202	308,258,166

NET INCREASE	53,060,449	$679,981,060	52,580,504	$563,565,085

(a)	Commencement date of operations was July 31, 2006 for all share classes.

GOLDMAN SACHS SPECIALTY FUNDS

	Commodity Strategy Fund

	For the Period Ended
	June 30, 2007(a)
	(Unaudited)

	Shares	Dollars

Class A Shares
Shares sold	5,055,644	$49,921,047
Reinvestment of dividends and distributions	29,559	296,183
Shares repurchased	(101,185)	(1,009,420)

	4,984,018	49,207,810

Class C Shares
Shares sold	2,409	24,162
Reinvestment of dividends and distributions	11	110

	2,420	24,272

Institutional Shares
Shares sold	19,767,938	198,087,492
Reinvestments of dividends and distributions	101,233	1,015,369
Shares repurchased	(13,722)	(137,306)

	19,855,449	198,965,555

NET INCREASE	24,841,887	$248,197,637

(a)	Commencement date of operations was March 30, 2007 for all share classes.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net	From tax
	beginning	investment		and unrealized	investment	investment	realized	return of	Total
Year - Share Class	of period	income(a)		gain	operations	income	gains	capital	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2007 - A	$10.97	$0.17		$0.45	$0.62	$(0.16)	$—	$—	$(0.16)
2007 - C	10.99	0.13		0.45	0.58	(0.12)	—	—	(0.12)
2007 - Institutional	10.97	0.19		0.45	0.64	(0.18)	—	—	(0.18)
FOR THE PERIODS ENDED DECEMBER 31,

2006 - A	10.09	0.34	(c)	1.11	1.45	(0.28)	(0.28)	(0.01)	(0.57)
2006 - C	10.09	0.26	(c)	1.10	1.36	(0.17)	(0.28)	(0.01)	(0.46)
2006 - Institutional	10.10	0.40	(c)	1.09	1.49	(0.33)	(0.28)	(0.01)	(0.62)

2005 - A (commenced August 31, 2005)	10.00	0.13		0.07	0.20	(0.09)	(0.02)	—	(0.11)
2005 - C (commenced August 31, 2005)	10.00	0.12		0.06	0.18	(0.07)	(0.02)	—	(0.09)
2005 - Institutional (commenced August 31, 2005)	10.00	0.13		0.09	0.22	(0.10)	(0.02)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Amounts include income recognized from special dividends which equal $0.10 per share and 0.93% of average net assets.
(d)	Total return reflects the impact of payments received for special dividends recorded this year. Excluding such payments, the total return would have been 13.52%, 12.74% and 13.98%, respectively.
(e)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

								Ratios assuming no
								expense reductions

			Net assets,	Ratio of		Ratio of		Ratio of		Ratio of
Net asset			end of	net expenses		net investment		total expenses		net investment		Portfolio
value, end	Total		period	to average		income to average		to average		income to average		turnover
of period	return(b)		(in 000s)	net assets		net assets		net assets		net assets		rate

$11.43	5.70%		$269,073	1.22	%(e)	3.10	%(e)	1.23	%(e)	3.09	%(e)	3%
11.45	5.35		13,617	1.97	(e)	2.32	(e)	1.98	(e)	2.31	(e)	3
11.43	5.90		85,268	0.82	(e)	3.38	(e)	0.83	(e)	3.37	(e)	3

10.97	14.53	(d)	181,756	1.24		3.25	(c)	1.53		2.96	%(c)	63
10.99	13.64	(d)	8,201	1.99		2.48	(c)	2.28		2.19	(c)	63
10.97	14.99	(d)	49,601	0.84		3.80	(c)	1.13		3.51	(c)	63

10.09	2.02		38,977	1.24	(e)	3.98	(e)	2.61	(e)	2.61	(e)	21
10.09	1.82		1,031	1.99	(e)	3.65	(e)	3.20	(e)	2.43	(e)	21
10.10	2.19		3,781	0.82	(e)	3.76	(e)	3.25	(e)	1.33	(e)	21

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
	Net asset
	value,	Net		Net realized		Total from	Net asset
	beginning	investment		and unrealized		investment	value, end
Year - Share Class	of period	loss(a)		gain (loss)		operations	of period

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2007 - A	$9.04	$(0.05	) (e)(f)	$0.82		$0.77	$9.81
2007 - B	8.55	(0.08	) (e)(f)	0.79		0.71	9.26
2007 - C	8.55	(0.08	) (e)(f)	0.78		0.70	9.25
2007 - Institutional	9.31	(0.03	) (e)(f)	0.85		0.82	10.13
2007 - Service	8.99	(0.05	) (e)(f)	0.82		0.77	9.76
FOR THE YEARS ENDED DECEMBER 31,

2006 - A	8.02	(0.10)		1.12	(d)	1.02	9.04
2006 - B	7.65	(0.15)		1.05	(d)	0.90	8.55
2006 - C	7.64	(0.15)		1.06	(d)	0.91	8.55
2006 - Institutional	8.23	(0.06)		1.14	(d)	1.08	9.31
2006 - Service	7.99	(0.10)		1.10	(d)	1.00	8.99

2005 - A	7.87	(0.08)		0.23		0.15	8.02
2005 - B	7.56	(0.13)		0.22		0.09	7.65
2005 - C	7.55	(0.13)		0.22		0.09	7.64
2005 - Institutional	8.04	(0.05)		0.24		0.19	8.23
2005 - Service	7.85	(0.09)		0.23		0.14	7.99

2004 - A	6.99	(0.04)		0.92		0.88	7.87
2004 - B	6.77	(0.09)		0.88		0.79	7.56
2004 - C	6.76	(0.09)		0.88		0.79	7.55
2004 - Institutional	7.11	(0.02)		0.95		0.93	8.04
2004 - Service	6.96	(0.04)		0.93		0.89	7.85

2003 - A	4.80	(0.08)		2.27		2.19	6.99
2003 - B	4.68	(0.12)		2.21		2.09	6.77
2003 - C	4.67	(0.12)		2.21		2.09	6.76
2003 - Institutional	4.86	(0.05)		2.30		2.25	7.11
2003 - Service	4.78	(0.08)		2.26		2.18	6.96

2002 - A	7.91	(0.08)		(3.03)		(3.11)	4.80
2002 - B	7.77	(0.12)		(2.97)		(3.09)	4.68
2002 - C	7.77	(0.12)		(2.98)		(3.10)	4.67
2002 - Institutional	7.98	(0.06)		(3.06)		(3.12)	4.86
2002 - Service	7.89	(0.09)		(3.02)		(3.11)	4.78

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payments, the total return would have been 12.22%, 11.24%, 11.39%, 12.64% and 12.02% respectively.
(d)	Reflects an increase of $0.04 per share and 0.47% of average net assets due to payments received for class action settlements received this year.
(e)	Includes non-recurring expense for a special shareholder meeting which amounted to approximately $0.01 per share and approximately 0.06% of average net assets.

(f)	Reflects income recognized from special dividends which amounted to $0.05 per share and 0.47% of average net assets.

(g)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUND

						Ratios assuming no
						expense reductions

	Net assets,	Ratio of		Ratio of		Ratio of		Ratio of
	end of	net expenses		net investment		total expenses		net investment		Portfolio
Total	period	to average		loss to average		to average		loss to average		turnover
return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

8.63%	$132,433	1.56	%(e)(g)	(0.94	)% (e)(f)(g)	1.64	%(e)(g)	(1.02	)% (e)(f)(g)	30%
8.30	106,657	2.31	(e)(g)	(1.66	) (e)(f)(g)	2.39	(e)(g)	(1.74	) (e)(f)(g)	30
8.19	57,453	2.31	(e)(g)	(1.69	) (e)(f)(g)	2.39	(e)(g)	(1.77	) (e)(f)(g)	30
8.81	16,793	1.16	(e)(g)	(0.51	) (e)(f)(g)	1.24	(e)(g)	(0.59	) (e)(f)(g)	30
8.57	199	1.66	(e)(g)	(1.04	) (e)(f)(g)	1.74	(e)(g)	(1.12	) (e)(f)(g)	30

12.72 (c)	108,340	1.49		(1.14)		1.59		(1.24)		35
11.76 (c)	93,722	2.24		(1.89)		2.34		(1.99)		35
11.91 (c)	51,346	2.24		(1.89)		2.34		(1.99)		35
13.12 (c)	15,659	1.09		(0.75)		1.19		(0.85)		35
12.52 (c)	160	1.59		(1.24)		1.69		(1.34)		35

1.91	125,718	1.50		(1.10)		1.56		(1.16)		48
1.19	120,415	2.25		(1.85)		2.31		(1.91)		48
1.19	60,638	2.25		(1.85)		2.31		(1.91)		48
2.36	8,819	1.10		(0.70)		1.16		(0.76)		48
1.78	100	1.60		(1.20)		1.66		(1.26)		48

12.59	158,079	1.50		(0.55)		1.56		(0.61)		37
11.67	163,502	2.25		(1.31)		2.31		(1.37)		37
11.69	79,210	2.25		(1.31)		2.31		(1.37)		37
13.08	11,323	1.10		(0.31)		1.16		(0.39)		37
12.79	121	1.60		(0.57)		1.66		(0.63)		37

45.63	180,819	1.50		(1.30)		1.55		(1.35)		27
44.66	189,420	2.25		(2.04)		2.30		(2.09)		27
44.75	92,752	2.25		(2.04)		2.30		(2.09)		27
46.30	27,687	1.10		(0.89)		1.15		(0.94)		27
45.61	48	1.60		(1.39)		1.65		(1.44)		27

(39.32)	147,055	1.51		(1.46)		1.56		(1.51)		28
(39.77)	154,251	2.26		(2.21)		2.31		(2.26)		28
(39.90)	74,765	2.26		(2.21)		2.31		(2.26)		28
(39.10)	15,920	1.11		(1.06)		1.16		(1.11)		28
(39.42)	74	1.61		(1.56)		1.66		(1.61)		28

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net	Net asset
	beginning	investment	and unrealized	investment	investment	value, end
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	of period

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2007 - A	$11.72	$0.05	$0.67	$0.72	$—	$12.44
2007 - B	11.30	0.01	0.64	0.65	—	11.95
2007 - C	11.27	0.01	0.65	0.66	—	11.93
2007 - Institutional	11.91	0.08	0.68	0.76	—	12.67
2007 - Service	11.70	0.05	0.66	0.71	—	12.41
FOR THE YEARS ENDED DECEMBER 31,

2006 - A	10.39	0.08	1.32	1.40	(0.07)	11.72
2006 - B	10.04	— (c)	1.26	1.26	—	11.30
2006 - C	10.02	— (c)	1.25	1.25	—	11.27
2006 - Institutional	10.56	0.14	1.31	1.45	(0.10)	11.91
2006 - Service	10.37	0.07	1.30	1.37	(0.04)	11.70

2005 - A	9.56	0.04	0.80	0.84	(0.01)	10.39
2005 - B	9.30	(0.03)	0.77	0.74	—	10.04
2005 - C	9.28	(0.03)	0.77	0.74	—	10.02
2005 - Institutional	9.70	0.09	0.81	0.90	(0.04)	10.56
2005 - Service	9.54	0.03	0.80	0.83	—	10.37

2004 - A	8.09	0.06	1.45	1.51	(0.04)	9.56
2004 - B	7.90	(0.01)	1.41	1.40	—	9.30
2004 - C	7.88	(0.01)	1.41	1.40	—	9.28
2004 - Institutional	8.21	0.10	1.47	1.57	(0.08)	9.70
2004 - Service	8.06	0.05	1.44	1.49	(0.01)	9.54

2003 - A	6.27	0.02	1.80	1.82	—	8.09
2003 - B	6.16	(0.03)	1.77	1.74	—	7.90
2003 - C	6.15	(0.03)	1.76	1.73	—	7.88
2003 - Institutional	6.33	0.05	1.83	1.88	—	8.21
2003 - Service	6.24	0.01	1.81	1.82	—	8.06

2002 - A	7.92	0.01	(1.66)	(1.65)	—	6.27
2002 - B	7.84	(0.04)	(1.64)	(1.68)	—	6.16
2002 - C	7.82	(0.04)	(1.63)	(1.67)	—	6.15
2002 - Institutional	7.96	0.04	(1.67)	(1.63)	—	6.33
2002 - Service	7.90	— (c)	(1.66)	(1.66)	—	6.24

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share.
(d)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

						Ratios assuming no
						expense reductions

				Ratio of				Ratio of
	Net assets,	Ratio of		net investment		Ratio of		net investment
	end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
Total	period	to average		to average		to average		to average		turnover
return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

6.23%	$259,591	1.10	%(d)	0.86	%(d)	1.22	%(d)	0.74	%(d)	24%
5.75	24,328	1.85(d)		0.14	(d)	1.97	(d)	0.00	(d)	24
5.86	32,395	1.85(d)		0.13	(d)	1.97	(d)	0.00	(d)	24
6.38	85,326	0.70(d)		1.29	(d)	0.82	(d)	1.17	(d)	24
6.07	461	1.20(d)		0.80	(d)	1.32	(d)	0.68	(d)	24

13.34	138,732	1.09		0.77		1.32		0.54		90
12.55	24,820	1.84		(0.01)		2.07		(0.24)		90
12.48	29,340	1.84		0.01		2.07		(0.22)		90
13.76	61,338	0.69		1.21		0.92		0.98		90
13.21	354	1.19		0.63		1.42		0.40		90

8.77	76,268	1.19		0.45		1.55		0.10		92
7.96	25,218	1.94		(0.33)		2.29		(0.68)		92
7.97	22,687	1.94		(0.33)		2.29		(0.68)		92
9.25	17,843	0.79		0.89		1.15		0.52		92
8.70	411	1.29		0.32		1.64		(0.03)		92

18.69	40,125	1.21		0.64		1.57		0.28		102
17.72	27,405	1.96		(0.12)		2.32		(0.48)		102
17.77	22,431	1.96		(0.12)		2.32		(0.48)		102
19.10	4,177	0.81		1.16		1.17		0.80		102
18.54	553	1.31		0.50		1.67		0.14		102

29.03	35,664	1.25		0.25		1.57		(0.07)		73
28.25	26,689	2.00		(0.50)		2.32		(0.82)		73
28.13	22,832	2.00		(0.50)		2.32		(0.82)		73
29.70	2,814	0.85		0.65		1.17		0.33		73
29.17	856	1.35		0.15		1.67		(0.17)		73

(20.83)	38,013	1.26		0.11		1.48		(0.11)		81
(21.43)	24,066	2.01		(0.64)		2.23		(0.86)		81
(21.36)	21,711	2.01		(0.64)		2.23		(0.86)		81
(20.48)	5,863	0.86		0.52		1.08		0.30		81
(21.01)	729	1.36		0.03		1.58		(0.19)		81

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2007 - A	$22.40	$0.17	$(1.79)	$(1.62)	$(0.21)	$—	$(0.21)
2007 - B	22.44	0.08	(1.79)	(1.71)	(0.12)	—	(0.12)
2007 - C	22.24	0.08	(1.78)	(1.70)	(0.12)	—	(0.12)
2007 - Institutional	22.51	0.22	(1.81)	(1.59)	(0.25)	—	(0.25)
2007 - Service	22.51	0.16	(1.81)	(1.65)	(0.19)	—	(0.19)
FOR THE YEARS ENDED DECEMBER 31,

2006 - A	18.04	0.22	5.94	6.16	(0.33)	(1.47)	(1.80)
2006 - B	18.10	0.05	5.97	6.02	(0.21)	(1.47)	(1.68)
2006 - C	17.96	0.06	5.90	5.96	(0.21)	(1.47)	(1.68)
2006 - Institutional	18.10	0.31	5.96	6.27	(0.39)	(1.47)	(1.86)
2006 - Service	18.13	0.22	5.94	6.16	(0.31)	(1.47)	(1.78)

2005 - A	17.29	0.25	1.93	2.18	(0.34)	(1.09)	(1.43)
2005 - B	17.34	0.10	1.96	2.06	(0.21)	(1.09)	(1.30)
2005 - C	17.22	0.12	1.93	2.05	(0.22)	(1.09)	(1.31)
2005 - Institutional	17.34	0.34	1.92	2.26	(0.41)	(1.09)	(1.50)
2005 - Service	17.37	0.27	1.91	2.18	(0.33)	(1.09)	(1.42)

2004 - A	13.98	0.29	4.39	4.68	(0.34)	(1.03)	(1.37)
2004 - B	14.04	0.17	4.40	4.57	(0.24)	(1.03)	(1.27)
2004 - C	13.95	0.17	4.38	4.55	(0.25)	(1.03)	(1.28)
2004 - Institutional	14.02	0.35	4.40	4.75	(0.40)	(1.03)	(1.43)
2004 - Service	14.05	0.33	4.35	4.68	(0.33)	(1.03)	(1.36)

2003 - A	10.53	0.41	3.63	4.04	(0.43)	(0.16)	(0.59)
2003 - B	10.57	0.31	3.66	3.97	(0.34)	(0.16)	(0.50)
2003 - C	10.51	0.31	3.63	3.94	(0.34)	(0.16)	(0.50)
2003 - Institutional	10.55	0.46	3.65	4.11	(0.48)	(0.16)	(0.64)
2003 - Service	10.57	0.47	3.59	4.06	(0.42)	(0.16)	(0.58)

2002 - A	10.85	0.46	(0.14)	0.32	(0.31)	(0.27)	(0.58)
2002 - B	10.90	0.40	(0.16)	0.24	(0.24)	(0.27)	(0.51)
2002 - C	10.84	0.39	(0.16)	0.23	(0.23)	(0.27)	(0.50)
2002 - Institutional	10.87	0.51	(0.14)	0.37	(0.36)	(0.27)	(0.63)
2002 - Service	10.90	0.42	(0.11)	0.31	(0.31)	(0.27)	(0.58)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

							Ratios assuming no
							expense reductions

		Net assets,	Ratio of		Ratio of		Ratio of		Ratio of
Net asset		end of	net expenses		net investment		total expenses		net investment		Portfolio
value, end	Total	period	to average		income to average		to average		income to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$20.57	(7.28)%	$426,905	1.44	%(c)	1.48	%(c)	1.47	%(c)	1.45	%(c)	18%
20.61	(7.65)	19,036	2.19	(c)	0.68	(c)	2.22	(c)	0.65	(c)	18
20.42	(7.65)	23,142	2.19	(c)	0.71	(c)	2.22	(c)	0.68	(c)	18
20.67	(7.09)	503,937	1.04	(c)	1.88	(c)	1.07	(c)	1.85	(c)	18
20.67	(7.35)	9,713	1.54	(c)	1.35	(c)	1.57	(c)	1.32	(c)	18

22.40	34.31	442,983	1.44		1.05		1.50		0.99		30
22.44	33.33	23,799	2.19		0.24		2.25		0.18		30
22.24	33.29	25,948	2.19		0.27		2.25		0.21		30
22.51	34.86	557,831	1.04		1.47		1.10		1.41		30
22.51	34.17	12,081	1.54		1.05		1.60		0.99		30

18.04	12.83	301,360	1.44		1.42		1.53		1.33		19
18.10	12.03	21,597	2.19		0.58		2.28		0.50		19
17.96	12.03	20,020	2.19		0.65		2.28		0.56		19
18.10	13.30	348,872	1.04		1.89		1.13		1.80		19
18.13	12.76	5,778	1.54		1.49		1.64		1.40		19

17.29	34.28	277,873	1.44		1.92		1.62		1.74		30
17.34	33.24	24,452	2.19		1.12		2.28		1.03		30
17.22	33.26	18,410	2.19		1.13		2.28		1.04		30
17.34	34.76	232,525	1.04		2.34		1.13		2.25		30
17.37	34.15	2,496	1.54		2.19		1.63		2.10		30

13.98	39.25	189,164	1.44		3.37		1.81		3.00		17
14.04	38.27	19,728	2.19		2.58		2.31		2.46		17
13.95	38.24	13,732	2.19		2.62		2.31		2.50		17
14.02	39.90	125,388	1.04		3.81		1.16		3.69		17
14.05	39.24	130	1.54		3.78		1.66		3.66		17

10.59	2.91	123,487	1.45		4.08		1.84		3.69		37
10.63	2.12	14,256	2.20		3.61		2.34		3.47		37
10.57	2.11	9,072	2.20		3.56		2.34		3.42		37
10.61	3.31	76,792	1.05		4.53		1.19		4.39		37
10.63	2.78	30	1.55		3.97		1.69		3.83		37

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net	Net asset
	beginning	investment	and unrealized	investment	investment	value, end
Year - Share Class	of period	income(a)	gain	operations	income	of period

FOR THE SIX MONTHS ENDED JUNE 30, (Unaudited)

2007 - A	$12.01	$0.10	$0.48	$0.58	$(0.08)	$12.51
2007 - C	11.98	0.07	0.46	0.53	(0.06)	12.45
2007 - Institutional	12.03	0.12	0.47	0.59	(0.10)	12.52
FOR THE PERIOD ENDED DECEMBER 31,

2006 - A (commenced July 31, 2006)	10.00	0.07	2.04	2.11	(0.10)	12.01
2006 - C (commenced July 31, 2006)	10.00	0.06	2.01	2.07	(0.09)	11.98
2006 - Institutional (commenced July 31, 2006)	10.00	0.09	2.05	2.14	(0.11)	12.03

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one year full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

				Ratios assuming no
				expense reductions

	Net assets,	Ratio of	Ratio of	Ratio of	Ratio of
	end of	net expenses	net investment	total expenses	net investment	Portfolio
Total	period	to average	income to average	to average	income to average	turnover
return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)	rate

4.77%	$718,919	1.54%	1.53%	1.60%	1.47%	39%
4.46	13,925	2.29	1.16	2.35	1.09	39
5.00	588,906	1.14	1.86	1.20	1.80	39

21.14	283,571	1.53	1.55	1.76	1.32	13%
20.73	833	2.28	1.19	2.51	0.96	13
21.33	347,684	1.13	1.89	1.36	1.66	13

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income from
		investment operations
					Distributions to
	Net asset				shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain	operations	income

FOR THE PERIOD ENDED JUNE 30, (Unaudited)

2007 - A (commenced March 30, 2007)	$10.00	$0.06	$0.08	$0.14	$(0.06)
2007 - C (commenced March 30, 2007)	10.00	0.05	0.08	0.13	(0.05)
2007 - Institutional (commenced March 30, 2007)	10.00	0.08	0.09	0.17	(0.07)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

					Ratios assuming no
					expense reductions

		Net assets,	Ratio of	Ratio of	Ratio of	Ratio of
Net asset		end of	net expenses	net investment	total expenses	net investment	Portfolio
value, end	Total	period	to average	income to average	to average	income to average	turnover
of period	return(b)	(in 000s)	net assets(c)	net assets(c)	net assets(c)	net assets(c)	rate

$10.08	1.51%	$50,224	0.96%	2.63%	1.23%	2.36%	1%
10.08	1.36	24	1.71	1.91	2.00	1.62	1
10.10	1.68	200,598	0.59	3.08	0.86	2.80	1

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited)
       The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Funds.
     The Management Agreement was most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2007 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in their reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 14, 2006, February 7, 2007 and May 9, 2007. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreement, including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses that exceed specified levels; (d) potential economies of scale and the level of breakpoints in the fees payable by the Funds under the Management Agreement; (e) the relative expense levels of the Funds as compared to comparable funds; (f) capacity constraints relating to certain of the Funds; (g) information on the advisory fees charged to institutional accounts; (h) data relating to the Investment Adviser’s profitability with respect to the Trust and the Funds; (i) the quality of the non-advisory services provided by the Investment Adviser and its affiliates; and (j) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds; (k) an update on soft dollars and other trading related issues; and (l) the quality of services provided by the Funds’ unaffiliated service providers and reports on due diligence visits to outside service providers.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreement; (i) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Funds’ investment performance, fees and expenses, including the Funds’ expense trends over time, the breakpoints in the contractual fee rates under the Management Agreement and the expense levels of the Funds.
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the commission rates paid by the Funds on brokerage transactions, the Investment Adviser’s receipt of research

GOLDMAN SACHS SPECIALTY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to revenue sharing payments made by the Investment Adviser, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent counsel without representatives of the Investment Adviser present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreement for all of the Funds and these other mutual fund investment portfolios were approved at the same Annual Contract Meeting, the Trustees considered the Management Agreement as it applied to each Fund separately.
     In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreement, including: (a) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who invest in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe, and discussed the broad range of other investment choices that are available to investors.
     In connection with their approval of the Management Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of Funds’ portfolio transactions and sales loads, distribution and service fees on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had, in fact, continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. This information on the Funds’ investment performance was provided for the one-, three- and five-year periods, or, in the case of Funds that had commenced investment operations within the past five years, for the applicable periods and since the Fund’s inception. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives and policies, as well as in light of periodic analyses of their respective quality and risk profiles. In addition, the Trustees considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees believed that the Tollkeeper Fund and Real Estate Securities Fund had provided investment performance within a competitive range for investors. In this connection, the Trustees considered, in particular, the respective market sectors in which the Tollkeeper Fund and the Real Estate Securities Fund invest. The Trustees concluded that the U.S. Equity Dividend and Premium Fund and the Structured Tax-Managed Equity Fund also had

GOLDMAN SACHS SPECIALTY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
provided investment performance within a competitive range for investors. The Trustees noted that the International Real Estate Securities Fund had commenced investment operations on July 31, 2006, and Commodity Strategy Fund had commenced investment operations on March 30, 2007. The Trustees believed that the International Real Estate Securities Fund and the Commodity Strategy Fund were providing acceptable performance to investors in light of their respective investment policies.
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for comparable mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year (or, in the case of Funds that had commenced investment operations within the past five years, since inception) history comparing each Fund’s expenses to the category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ “other expenses” ratio (excluding certain expenses) to specified levels and the Investment Adviser’s voluntary undertaking to waive a portion of its management fee for the Structured Tax-Managed Equity Fund and International Real Estate Securities Fund.
     The Board of Trustees also considered the reduction in the contractual fee rate payable by the Structured Tax-Managed Equity Fund under the Management Agreement that was approved by the Trustees in June 2004, and the breakpoints in the contractual fee rates under each Fund’s Management Agreement for each of the Funds that had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

				U.S. Equity
		Structured		Dividend and
	Tollkeeper	Tax-Managed	Real Estate	Premium
	Fund	Equity Fund	Securities Fund	Fund

Up to $1 billion	1.00%	0.70%	1.00%	0.75%

Next $1 billion	0.90%	0.63%	0.90%	0.68%

Over $2 billion	0.86%	0.60%	0.86%	0.65%

	International
	Real Estate	Commodity
	Securities Fund	Strategy Fund

$0-2 billion	1.05%	0.50%

Over $2 billion	0.95%	0.45%

     In approving these fee breakpoints, the Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of those economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and

GOLDMAN SACHS SPECIALTY FUNDS
Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)
information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2007, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. In this regard, the Trustees noted that the Investment Adviser had adopted a policy to cease obtaining third party non-broker research based on the Funds’ brokerage transactions. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of an independent registered public accounting firm regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
     The Trustees noted that, with respect to the Commodity Strategy Fund, which commenced investment operations on March 30, 2007, the Trustees had also considered, at a meeting held on December 13, 2006, the initial appointment of Goldman Sachs Asset Management, L.P. to serve as the Fund’s investment adviser and the initial approval of the Fund’s Management Agreement. At that meeting, the Trustees considered, in addition to the above factors, the Investment Adviser’s ability to provide services to the Commodity Strategy Fund. In this regard, the Trustees noted that, although the Fund was new, many of the portfolio personnel who would be providing services to the Fund were currently providing services to other investment portfolios of the Trust. The Trustees concluded that the Investment Adviser would be able to provide quality services to the Fund. The Trustees considered the Fund’s expected asset level and the fee comparisons that had been provided. The Trustees noted that the costs to the Investment Adviser in providing its services and the related profitability information would be reviewed periodically by the Trustees. The Trustees also noted the Investment Adviser’s voluntary undertaking to limit the Fund’s “other expenses” ratio (excluding certain expenses) to specified levels. The Trustees also considered the Investment Adviser’s potential profitability with respect to the Fund at its anticipated asset level.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by each of the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each of the Funds.

GOLDMAN SACHS SPECIALTY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2007
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) and contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other fund expenses. This example is intended to help you understand your ongoing costs of investing in other mutual funds.
          The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				Tollkeeper Fund				Structured Tax-Managed Equity Fund				Real Estate Securities Fund				International Real Estate Securities Fund				Commodity Strategy Fund

				Expenses				Expenses				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		six months ended	Account Value	Account Value		six months ended	Account Value	Account Value		six months ended	Account Value	Account Value		six months ended	Account Value	Account Value		six months ended	Account Value	Account Value		six months ended
Share Class	1/1/07	6/30/07		6/30/07*	1/1/07	6/30/07		6/30/07*	1/1/07	6/30/07		6/30/07*	1/1/07	6/30/07		6/30/07*	1/1/07	6/30/07		6/30/07*	1/1/07#	6/30/07		6/30/07*

Class A
Actual	$1,000	$1,057.00		$6.22	$1,000	$1,086.30		$8.07	$1,000	$1,062.30		$5.62	$1,000	$927.20		$6.88	$1,000	$1,047.70		$7.82	$1,000	$1,015.10		$2.44
Hypothetical 5% return	1,000	1,018.74	+	6.11	1,000	1,017.06	+	7.80	1,000	1,019.34	+	5.51	1,000	1,017.60	+	7.20	1,000	1,017.16	+	7.70	1,000	1,010.18	+	2.43

Class B
Actual	N/A	N/A		N/A	1,000	1,083.00		11.93	1,000	1,057.50		9.39	1,000	923.50		10.44	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return					1,000	1,013.34	+	11.53	1,000	1,015.67	+	9.20	1,000	1,013.93	+	10.94

Class C
Actual	1,000	1,053.50		10.03	1,000	1,081.90		11.92	1,000	1,058.60		9.39	1,000	923.50		10.44	1,000	1,044.60		11.56	1,000	1,013.60		4.34
Hypothetical 5% return	1,000	1,015.03	+	9.84	1,000	1,013.34	+	11.53	1,000	1,015.67	+	9.20	1,000	1,013.93	+	10.94	1,000	1,013.49	+	11.38	1,000	1,008.29	+	4.33

Institutional
Actual	1,000	1,059.00		4.19	1,000	1,088.10		6.01	1,000	1,063.80		3.58	1,000	929.10		4.97	1,000	1,050.00		5.79	1,000	1,016.80		1.50
Hypothetical 5% return	1,000	1,020.73	+	4.11	1,000	1,019.04	+	5.81	1,000	1,021.32	+	3.51	1,000	1,019.64	+	5.21	1,000	1,019.14	+	5.71	1,000	1,011.12	+	1.50

Service
Actual	N/A	N/A		N/A	1,000	1,085.70		8.58	1,000	1,060.70		6.13	1,000	926.50		7.36	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return					1,000	1,016.56	+	8.30	1,000	1,018.84	+	6.01	1,000	1,017.16	+	7.7

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2007. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

U.S. Equity Dividend and Premium	1.22%	N/A	1.97%	0.82%	N/A
Tollkeeper	1.56	2.31%	2.31	1.16	1.66%
Structured Tax-Managed Equity	1.10	1.85	1.85	0.70	1.20
Real Estate Securities	1.44	2.19	2.19	1.04	1.54
International Real Estate Securities	1.54	N/A	2.29	1.14	N/A
Commodity Strategy	0.96	N/A	1.71	0.59	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

#	Commenced operations on March 30, 2007.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $740.8 billion in assets under management as of June 30, 2007 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California AMT-Free
Municipal Fund[2] ▪  New York AMT-Free
Municipal Fund[2] ▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪  Structured Small Cap Value Fund
▪  Structured Small Cap Growth Fund
▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Strategic International Equity Fund
▪  Concentrated International
Equity Fund[2] ▪  Japanese Equity Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Emerging Markets Equity Fund
▪  Concentrated Emerging Markets
Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] Specialty Funds[3] ▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund
▪  Real Estate Securities Fund
▪  International Real Estate
Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund. Effective June 1, 2007, the California Intermediate AMT-Free Municipal Fund was renamed the California AMT-Free Municipal Fund and the New York Intermediate AMT-Free Municipal Fund was renamed the New York AMT-Free Municipal Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.
 The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker Jessica Palmer Alan A. Shuch Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. McNamara, Senior Vice President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
The Goldman Sachs TollkeeperSM and Real Estate Securities Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all.
The Goldman Sachs TollkeeperSM, Real Estate Securities and International Real Estate Securities Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.
For the Goldman Sachs U.S. Equity Dividend and Premium and Structured Tax-Managed Equity Funds, IRS Circular 230 disclosure: Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
Goldman Sachs Tollkeeper FundSM and CORESM are registered service marks of Goldman, Sachs & Co.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-1687	SPECSAR / 102.7 / 06-07

ITEM 2.	CODE OF ETHICS.
Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	September 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	September 5, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	September 5, 2007